Loan Agreement

This Loan Agreement (the “Agreement”) is entered into as of September 13, 2005, among Tasty Baking Company, Tastykake Investment Company, TBC Financial Services, Inc. and Tasty Baking Oxford, Inc. (each a “Borrower” and, collectively, the “Borrowers”), with an address 2801 Hunting Park Avenue, Philadelphia, PA 19129-1306 and Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank (“Bank”) with an address at 2001 Market Street, Suite 600, Philadelphia, PA 19103.

BACKGROUND

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Syndicate Lenders”) and PNC Bank, National Association, as agent for the Syndicate Lenders, are party to an Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Syndicate Lenders have agreed to make Revolving Loans (as defined in the Credit Agreement) to the Borrowers in an aggregate principal amount not to exceed $35,000,000.

WHEREAS, the Borrowers have requested Bank to make additional extensions of credit to the Borrowers upon the following terms and conditions in order for the Borrowers to (i) make a contribution to the Tasty Banking Company pension plan (the “Pension Contribution”) and (ii) finance the purchase price of the real property located at 2801 Hunting Park Avenue, Philadelphia, PA 19129-1306 (the “Hunting Park Property”) in the event that one of the Borrowers elects to purchase the Hunting Park Property.

NOW, THEREFORE, in consideration of the promises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  Borrowings. The Borrowers have requested and Bank has made or shall make one or more of the following term loans (collectively, the “Borrowings”) to the Borrowers subject to the terms and conditions and in reliance upon the representations and warranties of the Borrowers set forth in this Agreement:

(a)  Facility #1. The first credit facility is a term loan in the aggregate principal amount of $5,300,000 (the “Intitial Term Loan”) to be advanced to the Borrowers on the date hereof. The obligation of the Borrowers to repay the Term Loan shall be evidenced by a term note of Borrowers dated as of the date hereof (the “Initial Term Note”). The proceeds of the Initial Term Loan will be used by the Borrowers to finance the Pension Contribution.

(b)  Facility #2. The second credit facility is a term loan in the aggregate principal amount of $2,550,000 (the “Secondary Term Loan”) which will be loaned in one advance, subject to the terms hereof, upon the Borrowers’ request, provided that the Borrowers may not request, and Bank shall not be obligated to make such Secondary Term Loan after December 31, 2005 (the “Funding Expiration Date”). The obligation of the Borrowers to repay the Secondary Term Loan, if made, shall be evidenced by a term note of the Borrowers dated as of the date such Secondary Term Loan is made and in the form attached hereto as Exhibit A (the “Secondary Term Note”). The Secondary Term Loan, if made, will be used by the Borrowers to finance a portion of the purchase price of the Hunting Park Property.

(c)  Facility #3. The third credit facility is a term loan in the aggregate principal amount of $2,150,000 (the “Mortgage Term Loan”) to the Borrowers which will be loaned in one advance, subject to the terms hereof, upon the Borrowers’ request, provided that, the Borrowers may not request, and Bank shall not be obligated to make such Mortgage Term Loan after the Funding Expiration Date. The obligation of the Borrowers to repay the Mortgage Term Loan shall be evidenced by a term note of the Borrowers dated as of the date such Secondary Term Loan is made and in the form attached hereto as Exhibit B (the “Mortgage Term Note”). The proceeds of the Mortgage Term Loan, if made, will be used by the Borrowers to finance a portion of the purchase price of the Hunting Park Property.

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The Initial Term Note, the Secondary Term Note and the Mortgage Term Note (each a “Note” and, collectively, the “Notes”) and renewals, extensions, amendments and restatements thereof acceptable to Bank, shall set forth the interest rate, repayment and other provisions, the terms of which are incorporated into this Agreement by reference.

2.  Security.  The security for repayment of the obligations arising from the Mortgage Term Loan, if made, shall be that certain mortgage, in the form attached hereto as Exhibit C, granted by the applicable Borrower in favor of Bank encumbering the Hunting Park Property (the “Mortgage” and, together with this Agreement, the Notes and any documents executed in connection with such documents, the “Loan Documents”).

3.  Representations and Warranties. Each Borrower hereby makes the following representations and warranties which shall be true and correct on the date hereof and shall continue to be true and correct at the time of the creation of any of the Borrowings and until the Borrowings shall have been paid in full:

(a)  Organization. Each Borrower is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which such Borrower is incorporated or organized, and each Borrower has the power and authority to own its properties and assets, to carry on its businesses as now being conducted and is qualified to do business in every jurisdiction in which it is required to qualify to do business, except to the extent that its failure have such power, authority or legal right or to qualify to do business could not in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement as of the date hereof).

(b)  Validity and Binding Nature. Each Borrower has the power to execute, deliver, and perform this Agreement, the Notes, the Mortgage and any other Loan Documents, as the case may be; and when executed and delivered the Loan Documents will be valid and binding obligations of each Borrower, enforceable in accordance with their terms; provided, however, that this representation with respect to enforceability is limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights.

(c)  Due Authorization. The execution, delivery and performance of the Loan Documents, have been duly authorized by all necessary action required for the lawful creation and issuance of the Loan Documents and do not violate any provisions of law, regulation, any order of any court or governmental agency, the charter documents, by-laws or other organizational documents of any Borrower.

(d)  Conflicting Instruments. The execution, delivery and performance of the Loan Documents do not violate any provisions of any indenture, agreement, or other instrument to which a Borrower or any Borrower’s properties or assets are bound, and will not be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the properties or assets of such Borrower.

(e)  Authorization and Consents. To each Borrower’s knowledge, no authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign is necessary to the valid execution and delivery of this Agreement, the Notes or any other Loan Documents.

(f)  Incorporation by Reference of Representations and Warranties. To the extent not specifically addressed in this Section 3, the text contained in Section 3 “Representations and Warranties” of the Credit Agreement is hereby incorporated by reference in this Section 3 (the “Incorporated Representations”) substituting, as appropriate, for references to “Agent or “Bank” therein a reference to “Bank” as herein defined. All capitalized terms used directly or indirectly in the representations and warranties incorporated herein by reference and defined in the Credit Agreement are hereby incorporated by reference in this Agreement for the purpose of giving the same meaning to the Incorporated Representations herein as are given to such Incorporated Representations in the Credit Agreement. In the event that Bank is no longer a Syndicate Lender under the Credit Agreement, the Incorporated Representations shall be those set forth in the Credit Agreement as of the time Bank ceases to be a Syndicate Lender under the Credit Agreement.

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(g)  Misrepresentation. Neither this Agreement nor any other document, statement, financial statement, or certificate furnished to Bank by or on behalf of any Borrower in connection herewith, contains an untrue statement of a material fact with respect to the financial condition or properties of any Borrower or omits to state a material fact necessary to make the statements contained therein not misleading or, insofar as any Borrower can now reasonably foresee, may in the future materially adversely affect the financial condition, operations, properties or prospects of any Borrower which has not been set forth in this Agreement or in a document, statement, financial statement, or certificate furnished to Bank in connection herewith.

4.  General Covenants. In addition to the covenants contained herein and in the other Loan Documents, each Borrower hereby covenants and agrees that, so long as any of the Borrowings are outstanding, such Borrower shall, except as Bank may otherwise agree in writing, which agreement shall not be unreasonably withheld, delayed or conditioned:

(a)  Debt; Guarantees and Contingencies. Not create, incur, assume or suffer to exist any indebtedness for borrowed money other than: (i) the Borrowings and any other indebtedness to Bank, (ii) indebtedness to the Syndicate Lenders pursuant to the Credit Agreement, and (iii) other indebtedness permitted under the Credit Agreement.

(b)  Liens and Encumbrances. Not create, assume or permit to exist any mortgage, pledge, encumbrance or other security interest or lien upon the Hunting Park Property, except for the Mortgage.

(c)  Incorporation by Reference of Covenants. To the extent not specifically addressed in this Section 4, the text contained in Section 5 “Affirmative Covenants” and Section 6 “Negative Covenants” of the Credit Agreement is hereby incorporated by reference in this Section 4 (the “Incorporated Covenants”) substituting, as appropriate, for references to “Agent or “Bank” therein a reference to “Bank” as herein defined. All capitalized terms used directly or indirectly in the Incorporated Covenants and defined in the Credit Agreement are hereby incorporated by reference in this Agreement for the purpose of giving the same meaning to the Incorporated Covenants herein as are given to such Incorporated Covenants in the Credit Agreement. In the event that (i) Bank is no longer a Syndicate Lender under the Credit Agreement, the Incorporated Covenants shall be those set forth in the Credit Agreement at the time Bank ceases to be a Syndicate Lender or (ii) the Credit Agreement is terminated in accordance with its terms and Bank elects not to terminate this Agreement, the Incorporated Covenants shall be those set forth in the Credit Agreement immediately prior to the time the Credit Agreement is terminated.

(d)  Hedge Agreements.

(i)  Initial Term Loan. Within 60 days following the date hereof, the Borrowers shall have purchased and entered into, and at all times thereafter maintain, one or more Interest Hedge Agreements (as defined herein) which shall hedge the interest cost to the Borrowers on at least seventy-five percent (75%) of the principal amount of the Initial Term Loan. Each such Interest Hedge Agreement (A) shall provide interest rate protection for a duration reasonably acceptable to Bank, (B) must be reasonably satisfactory to Bank in all respects, (C) shall be entered into with counterparties reasonably satisfactory to Bank, and (D) shall conform to then current International Swaps and Derivatives Association standards. All obligations of the Borrowers pursuant to any Interest Hedge Agreement entered into in connection with the Initial Term Loan will be unsecured. For purposes hereof, “Interest Hedge Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any person and any confirming letter executed pursuant to such agreement, all as amended, restated, supplemented or otherwise modified from time to time.

(ii)  Secondary Term Loan and Mortgage Term Loan. Within 60 days after the funding date of the Secondary Term Loan and the Mortgage Term Loan, the Borrowers shall have purchased and entered into, and at all times thereafter maintain, one or more Interest Hedge Agreements (as defined herein) which

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shall hedge the interest cost to the Borrowers on at least seventy-five percent (75%) of the principal amount of the Secondary Term Loan and seventy-five percent (75%) of the principal amount of the Mortgage Term Loan. Each such Interest Hedge Agreement (A) shall provide interest rate protection for a duration reasonably acceptable to Bank, (B) must be reasonably satisfactory to Bank in all respects, (C) shall be entered into with counterparties reasonably satisfactory to Bank, and (D) shall conform to then current International Swaps and Derivatives Association standards. All obligations of the Borrowers pursuant to any Interest Hedge Agreement entered into in connection with (A) the Secondary Term Loan shall be unsecured and (B) the Mortgage Term Loan shall be secured by the Mortgage. Any Interest Hedge Agreement entered into between the Borrowers and any person other than Bank or its affiliates shall be unsecured.

5.  Events of Default.  The occurrence of any of the following will be deemed to be an Event of Default:

(a)  Default under the Credit Agreement. An Event of Default (as defined in the Credit Agreement) shall exist.

(b)  Breach of Warranty. Any financial statement, representation, warranty or certificate made or furnished by the Borrowers to Bank in connection with this Agreement shall be materially false, incorrect or incomplete when made.

(c)  Other Default. The occurrence of an Event of Default under the Notes, the Mortgage or any of the other Loan Documents.

6.  Conditions.

(a)  Initial Advance. Bank’s obligation to make the Initial Term Loan is subject to the conditions that as of the date of such advance:

(i)  No Event of Default. No Event of Default or event which with the passage of time, the giving of notice or both would constitute an Event of Default shall have occurred and be continuing;

(ii)  Corporate Proceedings. Bank shall have received a certificate of the Secretary of each Borrower dated as of the date hereof certifying (a) that attached thereto is a true and complete copy of the resolutions, in form and substance satisfactory to Bank, of such Borrower’s board of directors authorizing the execution, delivery and performance of this Agreement, the Notes and each of the other Loan Documents to which it is a party, and that such resolutions have not been amended, modified, revoked or rescinded in any manner and are in full force and effect, (b) that attached thereto is a true and complete copy of its Articles or Certificate of Incorporation, certified by the Secretary of State of the state in which such Borrower is incorporated and Bylaws, and that such Articles of Incorporation and Bylaws have not been amended, modified, revoked or rescinded and are in full force and effect, (c) as to the incumbency and specimen signatures of each officer executing the Loan Documents on behalf of such Borrower, and (d) that the representations contained in Section 3 are true and correct, that such Borrower is in compliance with all the covenants contained herein and there exists no Event of Default after giving effect to the Initial Term Loan hereunder;

(iii)  Receipt of Loan Documents. The Borrowers shall have duly executed and delivered this Agreement and the Initial Term Note and such other instruments and documents which Bank may reasonably request in connection with the Initial Term Loan and the transactions provided for in this Agreement;

(iv)  Good Standing. Bank shall have received certificates of good standing, subsistence and/or status dated a recent date from the Secretary of State or appropriate taxing or other authorities in the

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jurisdiction of incorporation or organization of each Borrower and in other locations reasonably requested by Bank;

(v)  Opinion of Borrowers’ Counsel. Bank shall have received a written opinion of the Borrowers’ counsel addressed to Bank and covering such matters as Bank may reasonably require;

(vi)  Credit Agreement. The Conditions to Effectiveness as set forth in Section 4.1 of the Credit Agreement have been satisfied; and

(vii)  Fees. The Borrowers shall have paid Bank a commitment fee in the amount of $6,625.

(b)  Subsequent Borrowings. Bank’s obligation to make the Secondary Term Loan and Mortgage Term Loan is subject to the conditions that as of the date the Secondary Term Loan and Mortgage Term Loan are made:

(i)  Representations and Warranties. Each of the representations and warranties (i) made by the Borrowers under this Agreement or any other Loan Document or (ii) which are contained in any certificate, document, financial or other statement furnished at any time in connection with the Loan Documents, shall be true and correct in all respects on and as of such date as if made on and as of such date except to the extent that such representations and warranties relate to an earlier date (in which case the representations and warranties that expressly relate to an earlier date shall be true and correct in all material respects as of such date);

(ii)  No Event of Default. No Event of Default or event which with the passage of time, the giving of notice or both would constitute an Event of Default shall have occurred and be continuing;

(iii)  Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, the other Loan Documents shall be reasonably satisfactory in form and substance to Bank, and Bank shall have received such other documents in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request;

(iv)  Request Date. The Borrowers shall have requested the Secondary Term Loan and the Mortgage Term Loan prior to the Funding Expiration Date;

(v)  Loan Documents. The Borrower shall have duly executed in favor of and delivered to Bank the Secondary Term Note, the Mortgage Term Note and the Mortgage;

(vi)  Opinion of Borrowers’ Counsel. Bank shall have received a written opinion of the Borrowers’ counsel addressed to Bank and covering such matters as Bank may reasonably require;

(vii)  Sales Agreement. Bank shall have received and reviewed, to its satisfaction, the terms of sale and the final sales agreement pursuant to which the applicable Borrower is purchasing the Hunting Park Property;

(viii)  Appraisal. Bank shall have received, in form and substance satisfactory to it, a completed appraisal of the Hunting Park Property reflecting, with respect to the Mortgage Term Loan, a loan to value ratio of at least 80% by an appraisal firm selected by and acceptable to Bank;

(ix)  Title Insurance. Bank shall have received a fully paid mortgage title insurance policy (or a binding commitment to issue insurance policy, marked to Bank’s satisfaction to evidence the form of such policy to be delivered with respect to the Mortgage) in standard ALTA form, issued by a title insurance company reasonably satisfactory to Bank, in an amount equal to the Mortgage Term Loan and

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insuring the Mortgage to create a valid first lien on the Hunting Park Property with no exceptions which Bank shall not have approved;

(x)  Environmental Report. Bank shall have received, in form and substance reasonably satisfactory to it, evidence demonstrating that the Hunting Park Property is in compliance with all Environmental Laws in all material respects, including, without limitation, Phase I environmental assessments of the Property;

(xi)  Insurance. Bank shall have received evidence to its satisfaction that the Borrowers have obtained certificates of insurance (including flood insurance, if applicable) of the type required hereby or by the Mortgage, with the appropriate lender loss payee/mortgagee endorsements; and

(xii)  Fees. The Borrowers shall have paid Bank a commitment fee in the amount of $5,875.

The Borrowings by any Borrower hereunder shall constitute a representation and warranty by the Borrowers as of the date of such Borrowing that the conditions contained in this Section 6 have been satisfied.

7.  General Provisions.

(a)  Expenses.  The Borrowers agree to pay Bank, upon the execution of this Agreement, and otherwise on demand, all reasonable and documented costs and expenses incurred by Bank in connection with the preparation, negotiation and delivery of this Agreement and the other Loan Documents, and any modifications thereto, and the collection of all of the obligations arising hereunder and thereunder, including but not limited to enforcement actions, relating to the Borrowings, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, including reasonable fees and expenses of counsel (which may include costs of in-house counsel), expenses for auditors, appraisers and environmental consultants, lien searches, recording and filing fees and taxes.

(b)  Waivers. The provisions of this Agreement may from time to time be waived in writing by Bank in its sole discretion. Any such waiver of any kind on the part of Bank of any breach or default under this Agreement or any waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent set forth in such writing. No delay by Bank in exercising any right or remedy hereunder shall operate as a waiver thereof.

(c)  Binding Nature. The rights and privileges of Bank contained in this Agreement shall inure to the benefit of its successors and assigns, and the duties of each Borrower shall bind all its successors, and assigns. Each of the signers shall be jointly and severally bound by the terms hereof.

(d)  Governing Law; Jurisdiction. Time of performance hereunder is of the essence of this Agreement. This Agreement and any written supplement hereto executed by any Borrower in which reference to this Agreement is made shall in all respects be governed by the laws of the Commonwealth of Pennsylvania (except to the extent that federal law governs). Each Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court where Bank’s office indicated above is located; provided that nothing contained in this Agreement will prevent Bank from initiating proceedings in the courts of any other jurisdiction in which any Borrower or any of its properties or collateral may be found. Each Borrower waives any objection to venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

(e)  Severability. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings hereof are for convenience only and shall not in any way affect the meaning or construction of any provision hereof.

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(f)  Waiver of Jury Trial. Any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any Borrower or Bank, or any of their successors or assigns, on or with respect to this Agreement or the dealings of such Borrower or Bank with respect hereto, shall be tried only by a court and not by a jury. Each Borrower hereby knowingly, voluntarily and intentionally waives any right to a trial by jury in any such suit, action or proceeding. Further, each Borrower waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Borrower acknowledges and agrees that this paragraph is a specific and material aspect of this Agreement and that Bank would not extend credit to any Borrower if the waivers set forth in this paragraph were not a part of this Agreement.

(g)  Notices. Every notice and other communication under this Agreement shall be in writing and may be by hand-delivery, first-class mail (postage prepaid), facsimile transmission (if confirmed promptly by one of the other methods specified herein), or by nationally recognized overnight courier service, to the addresses for Bank and the Borrowers set forth herein or to such other address as one may give to the other in writing for such purposes. Notice given by telecopy or other means of electronic transmission shall be deemed to have been given and received when sent. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand delivery shall be deemed to have been given and received upon delivery.

8.  Special Covenants. In addition to the covenants contained herein or in the Notes or any other Loan Document, each Borrower hereby agrees that, so long as any of the Borrowings are outstanding, such Borrower shall, except as Bank may grant its prior written consent, comply with the special provisions or covenants set forth in any written supplement, now or hereafter executed by such Borrower, in which reference to this Agreement is made. Further, each Borrower hereby acknowledges that some or all of the Borrowings may be discretionary on the part of Bank and/or may be payable upon demand of Bank. In this regard, it is hereby agreed and acknowledged by each Borrower that nothing contained in this Agreement, the Notes or in any such written supplement hereto now or hereafter executed by any Borrower shall in any way modify, limit, diminish, negate or eliminate the discretionary features or aspects of any Borrowing.

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Signatures

Witness the due execution hereof as of the date set forth above.

Attest:		TASTY BAKING COMPANY

By:		By: David S. Marberger
Name:		David S. Marberger
Title:		Senior Vice President

Attest:		TASTYKAKE INVESTMENT COMPANY

By:		By: /s/ Eugene P. Malinowski
Name:		Eugene P. Malinowski
Title:		Treasurer

Attest:		TBC FINANCIAL SERVICES, INC.

By:		By: /s/ Eugene P. Malinowski
Name:		Eugene P. Malinowski
Title:		Treasurer

Attest:		TASTY BAKING OXFORD, INC.

By:		By: /s/ Eugene P. Malinowski
Name:		Eugene P. Malinowski
Title:		Treasurer

CITIZENS BANK OF PENNSYLVANIA

By: /s/ Mark Bomberger
Mark Bomberger
Senior Vice President

	Office Address	2001 Market Street, Suite 600
Philadelphia, PA 19103

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EXHIBIT A

Form of Secondary Term Note

See attached.

EXHIBIT B

Form of Mortgage Term Note

See attached.

EXHIBIT C

Form of Mortgage

See attached.

Initial Term Note

$5,300,000	September 13, 2005

FOR VALUE RECEIVED, and intending to be legally bound, Undersigned, as defined below, promises to pay Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank (“Bank”) or its order at 2001 Market Street, Suite 600, Philadelphia, Pennsylvania 19103, the sum of Five Million Three Hundred Thousand Dollars ($5,300,000), with interest on the outstanding balance from the date of this Note (“Note”) at the rate(s) (“Contractual Rate(s)”) specified herein, all as provided below. This Note is issued in connection with a Loan Agreement dated as of the date hereof (the “Loan Agreement”) between Undersigned and Bank, and the other agreements and documents executed in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the “Credit Documents”). Capitalized Terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.

So long as Bank is the holder hereof, Bank’s books and records shall be presumed, except in the case of manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each advance and payment made pursuant hereto.

The prompt and faithful performance of all of Undersigned’s obligations hereunder, including without limitation time of payment, is of the essence of this Note.

Undersigned hereby grants to Bank a security interest in, lien upon, and right of setoff against, all deposit accounts, credits, securities, moneys, or other property of Undersigned which may at any time be in the possession of, delivered to, or owed by Bank, including any proceeds or returned or unearned premiums of insurance, and the proceeds of all the foregoing property.

1.  Interest Rate.  The amounts outstanding under this Note shall bear interest at the rate or rates set forth below as selected by Undersigned (each, a “Rate Option”):

(i)  Prime Rate Option. A rate per annum equal to the (A) the Prime Rate plus (B) the Applicable Margin (as defined in the Credit Agreement referred to in the Loan Agreement) for Base Rate Loans (as defined in the Credit Agreement). For purposes hereof, the term “Prime Rate” means a per annum rate of interest, calculated on a 365 or 366 day, as the case may be, basis but charged on the actual number of days elapsed, equal to the rate of interest announced from time to time by Bank as its Prime Rate which rate is not necessarily the lowest interest rate charged by the Bank for loans, such Prime Rate to change from time to time as of the effective date of each change in the Prime Rate. If and when the Prime Rate changes, the rate of interest with respect to any advance to which the Prime Rate Option applies will change automatically without notice to Undersigned, effective on the date of any such change. There are no required minimum interest periods for advances bearing interest under the Prime Rate Option.

(ii)  LIBOR Rate Option. A rate per annum equal to the sum of (A) the LIBOR Rate plus (B) the Applicable Margin for LIBOR Loans (as defined in the Credit Agreement) plus (C) ten (10) basis points (0.10%). Such rate per annum shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

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For purposes hereof, the following terms shall have the following meanings:

“Business Day” shall mean any day which is neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Philadelphia, Pennsylvania; (b) when such term is used to describe a day on which a borrowing, payment, prepaying, or repaying is to be made in respect of any LIBOR Rate Loan, any day which is: (i) neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in New York City; and (ii) a London Banking Day; and (c) when such term is used to describe a day on which an interest rate determination is to be made in respect of any LIBOR Rate Loan, any day which is a London Banking Day.

“Hedging Contracts” means, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, or any other agreements or arrangements entered into between Undersigned and Bank and designed to protect Undersigned against fluctuations in interest rates or currency exchange rates.

“Hedging Obligations” means, with respect to Undersigned, all liabilities of Undersigned to Bank under Hedging Contracts.

“Interest Period” means relative to any LIBOR Rate Loans initially, the period beginning on (and including) the date on which such LIBOR Rate Loan is made or continued as, or converted into, a LIBOR Rate Loan and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as Undersigned may select; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by Undersigned by irrevocable notice to Bank not less than two Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that (a) Undersigned shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than three (3) different dates; (b) Interest Periods commencing on the same date for LIBOR Rate Loans comprising part of the same advance under this agreement shall be of the same duration; (c) Interest Periods for LIBOR Rate Loans in connection with which Undersigned has or may incur Hedging Obligations with Bank shall be of the same duration as the relevant periods set under the applicable Hedging Contracts; (d) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day unless such day falls in the next calendar month, in which case such Interest Period shall end on the first preceding Business Day; and (e) no Interest Period may end later than the Initial Term Loan Maturity Date.

“LIBOR Lending Rate” means, relative to any LIBOR Rate Loan to be made, continued or maintained as, or converted into, a LIBOR Rate Loan for any Interest Period, a rate per annum determined pursuant to the following formula:

LIBOR Lending Rate = LIBOR Rate
(1.00 - LIBOR Reserve Percentage)

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“LIBOR Rate” means relative to any Interest Period for LIBOR Rate Loans, the offered rate for deposits of U.S. Dollars in an amount approximately equal to the amount of the requested LIBOR Rate Loan for a term coextensive with the designated Interest Period which the British Bankers’ Association fixes as its LIBOR rate and which appears on the Telerate Page 3750 as of 11:00 a.m. London time on the day which is two London Banking Days prior to the beginning of such Interest Period.

“LIBOR Rate Interest Payment Date” means relative to any LIBOR Rate Loan, having an Interest Period of three months or less, the last Business Day of such Interest Period, and as to any LIBOR Rate Loan having an Interest Period longer than three months, each Business Day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

“LIBOR Rate Loan” means any loan or advance the rate of interest applicable to which is based upon the LIBOR Rate.

“LIBOR Reserve Percentage” means, relative to any day of any Interest Period for LIBOR Rate Loans, the maximum aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) under any regulations of the Board of Governors of the Federal Reserve System (the “Board”) or other governmental authority having jurisdiction with respect thereto as issued from time to time and then applicable to assets or liabilities consisting of “Eurocurrency Liabilities”, as currently defined in Regulation D of the Board, having a term approximately equal or comparable to such Interest Period.

“London Banking Day” means a day on which dealings in US dollar deposits are transacted in the London interbank market.

If Bank shall have determined in its reasonable discretion that (a) US dollar deposits in the relevant amount and for the relevant period are not available to Bank in the London interbank market; (b) by reason of circumstances affecting Bank in the London interbank, adequate means do not exist for ascertaining the LIBOR Rate applicable hereunder to LIBOR Rate Loans of any duration, or (c) LIBOR no longer adequately reflects Bank’s cost of funding loans, then, upon notice from Bank to Undersigned, the obligations of Bank hereunder to make or continue any loans as, or to convert any loans into, LIBOR Rate Loans of such duration shall forthwith be suspended until Bank shall notify Undersigned that the circumstances causing such suspension no longer exist. Thereafter, until Bank notifies Undersigned that the circumstances giving rise to such suspension no longer exist, (a) the availability of the LIBOR Rate Option shall be suspended, and (b) the interest rate for all advances then bearing interest under the LIBOR Rate Option shall be converted at the expiration of the then current Interest Period(s) to the Prime Rate Option. If Bank shall determine (which determination shall, upon notice thereof to Undersigned be conclusive and binding on Undersigned) that the introduction of or any change in or in the interpretation of any law, rule, regulation or guideline, (whether or not having the force of law) makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank to make, continue or maintain any LIBOR Rate Loan as, or to convert any loan into, a LIBOR Rate Loan of a certain duration, the obligations of Bank to make, continue, maintain or convert into any such LIBOR Rate Loans shall, upon such determination, forthwith be suspended until Bank shall notify Undersigned that the circumstances causing such suspension no longer exist, and all LIBOR Rate Loans of such type shall

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automatically convert to the Prime Rate Option at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

If any law, regulation, order, decree or guideline or interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof or compliance by Bank with any request or directive of any governmental authority (whether or not having the force of law) shall either impose, modify or deem applicable any capital adequacy or similar requirement against assets (funded or contingent) of, or credits or commitments to extend credit extended by Bank and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon Bank with respect to the Credit Documents, this Note, or the making, maintenance or funding of any part of the loans (or, in the case of capital adequacy or similar requirement, to have the effect of reducing the rate of return on Bank’s capital, taking into account Bank’s policies with regard to capital adequacy) by an amount which Bank deems to be material, Bank shall from time to time notify Undersigned of the amount determined in good faith by Bank (which determination shall be conclusive absent manifest error) to be necessary to compensate Bank for such increase, reduction or imposition. Such amount shall be due and payable by Undersigned to Bank ten (10) business days after such notice is given.

2.  Default Rate; Late Charge. Upon the occurrence of any Event of Default (as defined below), at Bank’s option, interest shall accrue at a rate equal to two percent (2%) per annum above the Contractual Rate(s) specified (the “Default Rate”) until the earlier of (a) the date that such Event of Default has been cured, (b) until and including the date of maturity hereof. After maturity, whether by acceleration or otherwise, at Bank’s option, interest shall accrue at the Default Rate until all sums due hereunder are paid. Interest shall continue to accrue after the entry of judgment by confession or otherwise at the Default Rate until all sums due hereunder and/or under the judgment are paid.

If any payment (including without limitation any regularly scheduled payment, balloon payment and final payment) is not paid within 15 days after it is due, Undersigned will pay a late charge equal to 1% of the unpaid portion of the payment due, regardless of whether the payment due consists of principal and interest, principal only or interest only:

Such late charge shall be in addition to any increase made to the Contractual Rate(s) applicable to the outstanding balance hereof as a result of maturity of this Note or otherwise, as well as in addition to any other applicable fees, charges and costs.

3.  Payment of Interest. Undersigned shall pay accrued interest on the unpaid principal balance of this Note in arrears: (a) for the portion of advances bearing interest under the Prime Rate Option, on the last day of each calendar month during the term hereof commencing on September 30, 2005, (b) for amounts hereunder bearing interest under the LIBOR Rate Option, (i) for Interest Periods of one, two or three months, on the LIBOR Rate Interest Payment Date for such advance, or (ii) for Interest Periods of six months, every three months and (c) for all advances, at maturity, whether by acceleration of this Note or otherwise, and after maturity, on demand until paid in full. All outstanding principal and accrued interest hereunder shall be due and payable in full on the Initial Term Loan Maturity Date.

If any payment under this Note is due on a day which is not a business day under the laws of the State where Bank’s office indicated above is located, such payment shall be made on the next succeeding business day and such extended time shall be included in the computation of interest. Undersigned hereby authorizes Bank, upon prior written notice to Undersigned, to charge any deposit account of Undersigned at Bank for any payment due. Payments received will be applied first to charges, fees and

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expenses (including attorneys’ fees), second to any accrued but unpaid interest and lastly to the unpaid installment of principal in the reverse order of their scheduled maturity.

4.  Payment of Principal. Principal shall be due and payable in fifty-nine (59) consecutive installments of in the amount of $29,444.44 each, commencing on September 30, 2005 and continuing on the last day of each calendar month thereafter. Notwithstanding the foregoing, all outstanding principal and accrued interest shall be due and payable in full on the earliest of (a) September 12, 2010, (b) the Revolver Termination Date (as defined in the Credit Agreement) and (c) the date the Bank ceases to be a Syndicate Lender under the Credit Agreement (such date, the “Initial Term Loan Maturity Date”).

If any payment under this Note is due on a day which is not a business day under the laws of the State where Bank’s office indicated above is located, such payment shall be made on the next succeeding business day and such extended time shall be included in the computation of interest. Undersigned hereby authorizes Bank, upon prior written notice to Undersigned, to charge any deposit account of Undersigned at Bank for any payment due. Payments received will be applied first to charges, fees and expenses (including attorneys’ fees), second to any accrued but unpaid interest and lastly to the unpaid installment of principal in the reverse order of their scheduled maturity.

5.  Interest Rate Election. Subject to the terms and conditions of this Note, at the end of each interest period applicable to any amounts hereunder, Undersigned may renew the Rate Option applicable to such amounts or convert such amounts to a different Rate Option; provided that, during any period in which any Event of Default (as hereinafter defined) has occurred and is continuing, any amounts bearing interest under the LIBOR Rate Option shall, at Bank’s sole discretion, be converted at the end of the applicable LIBOR Interest Period to the Prime Rate Option and the LIBOR Rate Option will not be available to Undersigned with respect to the conversion or renewal of any other amounts until such Event of Default has been cured by Undersigned or waived by Bank. Undersigned shall notify Bank of each election of a Rate Option, each conversion from one Rate Option to another, the amount of the portions hereunder to be allocated to each Rate Option and where relevant the Interest Periods therefor. In the case of converting to the LIBOR Rate Option, such notice shall be given by 10:00 a.m. (New York time) not less than two (2) nor more than five (5) Business Days prior to the commencement of any Interest Period. If no Interest Period is specified in any such notice for an amount that is to bear interest under the LIBOR Rate Option, Undersigned shall be deemed to have selected a Interest Period of one month’s duration. If no notice of election, conversion or renewal is timely received by Bank with respect to any amount hereunder, Undersigned shall be deemed to have elected the Prime Rate Option therefor. Any such election shall be promptly confirmed in writing by such method as Bank may require.

6.  Covenants. Undersigned covenants and agrees that until all indebtedness evidenced hereby has been paid in full, Undersigned shall: (a) use the proceeds of the loan evidenced hereby only for the business purpose(s) specified in the Loan Agreement; (b) provide, upon request, financial or other information documentation or certifications to Bank (including balance sheets and income statements), all in form and content reasonably satisfactory to Bank and (c) pay, upon demand by Bank, all amounts incurred by Bank in connection with any action or proceeding taken or commenced by Bank to enforce or collect this Note, including attorneys’ fees and costs and all costs of legal proceedings

7.  Prepayment. Undersigned may prepay, in whole or in part, without penalty, any advance which is accruing interest under the Prime Rate Option. If Undersigned prepays (whether voluntary, on default or otherwise) all or any part of any advance which is accruing interest at the LIBOR Rate Option on other than the last day of the Interest Period, as applicable, Undersigned shall pay to Bank, in addition to all other amounts due under this Note, the Prepayment Fee set forth herein. For LIBOR Rate Loans in connection with which Undersigned has or may incur Hedging Obligations, additional obligations may be

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associated with prepayment, in accordance with the terms and conditions of the applicable Hedging Contracts. Undersigned shall give Bank, no later than 10:00 a.m., New York City time, at least four (4) Business Days notice of any proposed prepayment, specifying the proposed date of payment and the principal amount to be paid. Each partial prepayment shall be in an integral multiple of $10,000 and accompanied by the payment of all charges outstanding on such loans and of all accrued interest on the principal repaid to the date of payment. Undersigned acknowledges that prepayment or acceleration of a LIBOR Rate Loan during an Interest Period shall result in Bank incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. Therefore, all full or partial prepayments of LIBOR Rate Loans shall be accompanied by, and Undersigned hereby promises to pay, on each date any such loan is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise, in addition to all other sums then owing, an amount (“Prepayment Fee”) determined by Bank pursuant to the following formula: (a) the then current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the end of the Interest Period, as to which prepayment is made, subtracted from (b) the LIBOR Lending Rate plus the applicable margin applicable to the LIBOR Rate Loan being prepaid. If the result of this calculation is zero or a negative number, then there shall be no Prepayment Fee. If the result of this calculation is a positive number, then the resulting percentage shall be multiplied by the amount of the loan being prepaid. The resulting amount shall be divided by: (i) 360 and multiplied by: (ii) the number of days remaining in the Interest Period as to which the prepayment is being made. Said amount shall be reduced to present value calculated by using the referenced United States Treasury securities rate and the number of days remaining on the Interest Period, as applicable, for the loan being prepaid. The resulting amount of these calculations shall be the Prepayment Fee.

8.  Indemnities. In addition to the Prepayment Fee, Undersigned agrees to reimburse Bank (without duplication) for any increase in the cost to Bank, or reduction in the amount of any sum receivable by Bank, in respect, or as a result of: (a) any conversion or repayment or prepayment of the principal amount of any LIBOR Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto; (b) any loans not being made as LIBOR Rate Loans in accordance with the borrowing request thereof; (c) any LIBOR Rate Loans not being continued as, or converted into, LIBOR Rate Loans in accordance with the continuation/conversion notice thereof, or (d) any costs associated with marking to market any Hedging Obligations that (in the reasonable determination of Bank) are required to be terminated as a result of any conversion, repayment or prepayment of the principal amount of any LIBOR Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto;

Bank shall promptly notify Undersigned in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate Bank for such increased cost or reduced amount. Such additional amounts shall be payable by Undersigned to Bank within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on Undersigned. Undersigned understands, agrees and acknowledges the following: (i) Bank does not have any obligation to purchase, sell and/or match funds in connection with the use of LIBOR Rate as a basis for calculating the rate of interest on a LIBOR Rate Loan, (ii) the LIBOR Rate may be used merely as a reference in determining such rate, and (iii) Undersigned has accepted the LIBOR Rate as a reasonable and fair basis for calculating such rate, the Prepayment Fee, and other funding losses incurred by Bank. Undersigned further agrees to pay the Prepayment Fee and other funding losses, if any, whether or not Bank elects to purchase, sell and/or match funds.

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9.  Taxes. All payments by Undersigned of principal of, and interest on, the LIBOR Rate Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by Bank’s net income or receipts (such non-excluded items being called “Taxes”). In the event that any withholding or deduction from any payment to be made by Undersigned hereunder is required in respect of any Taxes directly related to this Note pursuant to any applicable law, rule or regulation, then Undersigned will

(a)  pay directly to the relevant authority the full amount required to be so withheld or deducted;

(b)  promptly forward to Bank an official receipt or other documentation satisfactory to Bank evidencing such payment to such authority; and

(c)  pay to Bank such additional amount or amounts as is necessary to ensure that the net amount actually received by Bank will equal the full amount Bank would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against Bank with respect to any payment received by Bank hereunder, Bank may pay such Taxes and Undersigned will promptly pay such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by Bank after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount Bank would have received had not such Taxes been asserted.

If Undersigned fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Bank the required receipts or other required documentary evidence, Undersigned shall indemnify Bank for any incremental Taxes, interest or penalties that may become payable by Bank as a result of any such failure.

10.  Increased Costs. If on or after the date hereof the adoption of any applicable law, rule or regulation or guideline (whether or not having the force of law), or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

(a)  shall subject Bank to any tax, duty or other charge with respect to its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans, or shall change the basis of taxation of payments to Bank of the principal of or interest on its LIBOR Rate Loans or any other amounts due under this agreement in respect of its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans (except for the introduction of, or change in the rate of, tax on the overall net income of the Bank or franchise taxes, imposed by the jurisdiction (or any political subdivision or taxing authority thereof) under the laws of which Bank is organized or in which Bank’s principal executive office is located); or

(b)  shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System of the United States) against assets of, deposits with or for the account of, or credit extended by, Bank or shall impose on Bank or on the London interbank market any other condition affecting its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans;

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and the result of any of the foregoing is to increase the cost to Bank of making or maintaining any LIBOR Rate Loan, or to reduce the amount of any sum received or receivable by Bank under this Note with respect thereto, by an amount deemed by Bank to be material, then, within 15 days after demand by Bank, Undersigned shall pay to Bank such additional amount or amounts as will compensate Bank for such increased cost or reduction.

11.  Events of Default. The occurrence of any of the following shall constitute an “Event of Default” hereunder: (a) the nonpayment of any principal under this Note when due or the nonpayment of any interest, other indebtedness or other obligations under this Note within three (3) Business Days after the date when due; (b) the breach by any Obligor (defined as Undersigned and each surety or guarantor of any of Undersigned’s liabilities to Bank as well as any person or entity granting Bank a security interest in property to secure any indebtedness evidenced hereby) of any covenant or agreement contained in the Credit Documents, this Note, or in any separate security, guarantee or suretyship agreement between Bank and any Obligor, subject to any applicable notices or cure periods therein, the occurrence of any default hereunder or under the terms of any such agreement, or the discovery by Bank of any materially false or misleading representation made by any Obligor herein or in any such agreement or in any other information submitted to Bank by any Obligor; (c) any Event of Default (as defined in the Credit Agreement) under the Credit Agreement; (d) garnishment, tax assessment, attachment or taking by governmental authority or other creditor of any property of any Obligor which is in Bank’s possession or which constitutes security for any indebtedness evidenced hereby; or (e) the revocation, termination, cancellation, denial of liability, or the attempt of any of the foregoing, by any Obligor of any obligation or liability whatsoever of the Obligor to Bank, including without limitation any security, guarantee or suretyship agreement.

12.  Acceleration; Remedies. Upon the occurrence of any Event of Default: (a) all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of Bank, without any demand or notice whatsoever; and (b) Bank may immediately and without demand exercise any of its rights and remedies granted herein, under applicable law, or which it may otherwise have, against Undersigned or otherwise. Notwithstanding any provision to the contrary contained herein, upon the occurrence of an Event of Default as described in Section 7.1(g)(i) or 7.1(g)(ii) of the Credit Agreement, all amounts due under this Note, including without limitation the unpaid principal and interest hereof, shall become immediately due and payable, without any demand, notice, or further action by Bank whatsoever, and an action therefor shall immediately accrue.

13.  Bank’s Rights. Undersigned hereby authorizes Bank, and Bank shall have the continuing right, at its sole option and discretion, to: (a) do anything which Undersigned is required but fails to do hereunder, and in particular Bank may, if Undersigned fails to do so, obtain and pay any premiums payable on any policy of insurance required to be obtained or maintained hereunder; (b) subject to the terms and conditions of any security documents, if applicable, direct any insurer to make payment of any insurance proceeds including any returned or unearned premiums, directly to Bank, and apply such moneys to any indebtedness or other amount evidenced hereby in such order or fashion as Bank may elect; and (c) pay the proceeds of the loans evidenced by this Note to any or all of the Undersigned individually or jointly, or to such other persons as any of the Undersigned may direct and (d) add any amounts paid or incurred by Bank hereunder to the principal amount of the indebtedness evidenced by this Note

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14.  Definitions; Miscellaneous Provisions. (a) Undersigned waives protest of all commercial paper at any time held by Bank on which Undersigned is in any way liable, notice of nonpayment at maturity of any and all accounts, and (except where requested hereby) notice of action taken by Bank; and hereby ratifies and confirms whatever Bank may do. Bank shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise or delay in exercising any such right. (b) If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings of this Note are for convenience only and shall not in any way affect the meaning or construction of any provision hereof. (c) The rights and privileges of Bank contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Undersigned shall bind all heirs, personal representatives, successors and assigns. (d) This Note shall in all respects be governed by the laws of the Commonwealth of Pennsylvania (except to the extent that federal law governs). (e)“Undersigned” refers individually and collectively to all makers of this Note. Undersigned shall each be jointly and severally bound by the terms hereof.

[Signatures to Follow]

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Signatures

Witness the due execution hereof intending to be legally bound as of the date first written above.

Attest:	TASTY BAKING COMPANY

By:	By: /s/ David S. Marberger
Name:	David S. Marberger
Title:	Senior Vice President

Attest:	TASTYKAKE INVESTMENT COMPANY

By:	By: /s/ Eugene P. Malinowski
Name:	Eugene P. Malinowski
Title:	Treasurer

Attest:	TBC FINANCIAL SERVICES, INC.

By:	By: /s/ Eugene P. Malinowski
Name:	Eugene P. Malinowski
Title:	Treasurer

Attest:	TASTY BAKING OXFORD, INC.

By:	By: /s/ Eugene P. Malinowski
Name:	Eugene P. Malinowski
Title:	Treasurer

Each with an address at: 2801 Hunting Park Avenue Philadelphia, PA 19129-1306

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Secondary Term Note

$2,550,000	[_______, 2005]
FOR VALUE RECEIVED, and intending to be legally bound, Undersigned, as defined below, promises to pay Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank (“Bank”) or its order at 2001 Market Street, Suite 600, Philadelphia, Pennsylvania 19103, the sum of Two Million Five Hundred Fifty Thousand Dollars ($2,550,000), with interest on the outstanding balance from the date of this Note (“Note”) at the rate(s) (“Contractual Rate(s)”) specified herein, all as provided below. This Note is issued in connection with a Loan Agreement dated as of September 13, 2005 (the “Loan Agreement”) between Undersigned and Bank, and the other agreements and documents executed in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the “Credit Documents”). Capitalized Terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.

So long as Bank is the holder hereof, Bank’s books and records shall be presumed, except in the case of manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each advance and payment made pursuant hereto.

The prompt and faithful performance of all of Undersigned’s obligations hereunder, including without limitation time of payment, is of the essence of this Note.

Undersigned hereby grants to Bank a security interest in, lien upon, and right of setoff against, all deposit accounts, credits, securities, moneys, or other property of Undersigned which may at any time be in the possession of, delivered to, or owed by Bank, including any proceeds or returned or unearned premiums of insurance, and the proceeds of all the foregoing property.

1.  Interest Rate.  The amounts outstanding under this Note shall bear interest at the rate or rates set forth below as selected by Undersigned (each, a “Rate Option”):

(i)  Prime Rate Option. A rate per annum equal to the (A) the Prime Rate plus (B) the Applicable Margin (as defined in the Credit Agreement referred to in the Loan Agreement) for Base Rate Loans (as defined in the Credit Agreement). For purposes hereof, the term “Prime Rate” means a per annum rate of interest, calculated on a 365 or 366 day, as the case may be, basis but charged on the actual number of days elapsed, equal to the rate of interest announced from time to time by Bank as its Prime Rate which rate is not necessarily the lowest interest rate charged by the Bank for loans, such Prime Rate to change from time to time as of the effective date of each change in the Prime Rate. If and when the Prime Rate changes, the rate of interest with respect to any advance to which the Prime Rate Option applies will change automatically without notice to Undersigned, effective on the date of any such change. There are no required minimum interest periods for advances bearing interest under the Prime Rate Option.

(ii)  LIBOR Rate Option. A rate per annum equal to the sum of (A) the LIBOR Rate plus (B) the Applicable Margin for LIBOR Loans (as defined in the Credit Agreement) plus (C) ten (10) basis points (0.10%). Such rate per annum shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

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For purposes hereof, the following terms shall have the following meanings:

“Business Day” shall mean any day which is neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Philadelphia, Pennsylvania; (b) when such term is used to describe a day on which a borrowing, payment, prepaying, or repaying is to be made in respect of any LIBOR Rate Loan, any day which is: (i) neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in New York City; and (ii) a London Banking Day; and (c) when such term is used to describe a day on which an interest rate determination is to be made in respect of any LIBOR Rate Loan, any day which is a London Banking Day.

“Hedging Contracts” means, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, or any other agreements or arrangements entered into between Undersigned and Bank and designed to protect Undersigned against fluctuations in interest rates or currency exchange rates.

“Hedging Obligations” means, with respect to Undersigned, all liabilities of Undersigned to Bank under Hedging Contracts.

“Interest Period” means relative to any LIBOR Rate Loans initially, the period beginning on (and including) the date on which such LIBOR Rate Loan is made or continued as, or converted into, a LIBOR Rate Loan and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as Undersigned may select; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by Undersigned by irrevocable notice to Bank not less than two Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that (a) Undersigned shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than three (3) different dates; (b) Interest Periods commencing on the same date for LIBOR Rate Loans comprising part of the same advance under this agreement shall be of the same duration; (c) Interest Periods for LIBOR Rate Loans in connection with which Undersigned has or may incur Hedging Obligations with Bank shall be of the same duration as the relevant periods set under the applicable Hedging Contracts; (d) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day unless such day falls in the next calendar month, in which case such Interest Period shall end on the first preceding Business Day; and (e) no Interest Period may end later than the Secondary Term Loan Maturity Date.

“LIBOR Lending Rate” means, relative to any LIBOR Rate Loan to be made, continued or maintained as, or converted into, a LIBOR Rate Loan for any Interest Period, a rate per annum determined pursuant to the following formula:

LIBOR Lending Rate = LIBOR Rate
                (1.00 - LIBOR Reserve Percentage)

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“LIBOR Rate” means relative to any Interest Period for LIBOR Rate Loans, the offered rate for deposits of U.S. Dollars in an amount approximately equal to the amount of the requested LIBOR Rate Loan for a term coextensive with the designated Interest Period which the British Bankers’ Association fixes as its LIBOR rate and which appears on the Telerate Page 3750 as of 11:00 a.m. London time on the day which is two London Banking Days prior to the beginning of such Interest Period.

“LIBOR Rate Interest Payment Date” means relative to any LIBOR Rate Loan, having an Interest Period of three months or less, the last Business Day of such Interest Period, and as to any LIBOR Rate Loan having an Interest Period longer than three months, each Business Day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

“LIBOR Rate Loan” means any loan or advance the rate of interest applicable to which is based upon the LIBOR Rate.

“LIBOR Reserve Percentage” means, relative to any day of any Interest Period for LIBOR Rate Loans, the maximum aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) under any regulations of the Board of Governors of the Federal Reserve System (the “Board”) or other governmental authority having jurisdiction with respect thereto as issued from time to time and then applicable to assets or liabilities consisting of “Eurocurrency Liabilities”, as currently defined in Regulation D of the Board, having a term approximately equal or comparable to such Interest Period.

“London Banking Day” means a day on which dealings in US dollar deposits are transacted in the London interbank market.

If Bank shall have determined in its reasonable discretion that (a) US dollar deposits in the relevant amount and for the relevant period are not available to Bank in the London interbank market; (b) by reason of circumstances affecting Bank in the London interbank, adequate means do not exist for ascertaining the LIBOR Rate applicable hereunder to LIBOR Rate Loans of any duration, or (c) LIBOR no longer adequately reflects Bank’s cost of funding loans, then, upon notice from Bank to Undersigned, the obligations of Bank hereunder to make or continue any loans as, or to convert any loans into, LIBOR Rate Loans of such duration shall forthwith be suspended until Bank shall notify Undersigned that the circumstances causing such suspension no longer exist. Thereafter, until Bank notifies Undersigned that the circumstances giving rise to such suspension no longer exist, (a) the availability of the LIBOR Rate Option shall be suspended, and (b) the interest rate for all advances then bearing interest under the LIBOR Rate Option shall be converted at the expiration of the then current Interest Period(s) to the Prime Rate Option. If Bank shall determine (which determination shall, upon notice thereof to Undersigned be conclusive and binding on Undersigned) that the introduction of or any change in or in the interpretation of any law, rule, regulation or guideline, (whether or not having the force of law) makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank to make, continue or maintain any LIBOR Rate Loan as, or to convert any loan into, a LIBOR Rate Loan of a certain duration, the obligations of Bank to make, continue, maintain or convert into any such LIBOR Rate Loans shall, upon such determination, forthwith be suspended until Bank shall notify Undersigned that the circumstances causing such suspension no longer exist, and all LIBOR Rate Loans of such type shall

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automatically convert to the Prime Rate Option at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

If any law, regulation, order, decree or guideline or interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof or compliance by Bank with any request or directive of any governmental authority (whether or not having the force of law) shall either impose, modify or deem applicable any capital adequacy or similar requirement against assets (funded or contingent) of, or credits or commitments to extend credit extended by Bank and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon Bank with respect to the Credit Documents, this Note, or the making, maintenance or funding of any part of the loans (or, in the case of capital adequacy or similar requirement, to have the effect of reducing the rate of return on Bank’s capital, taking into account Bank’s policies with regard to capital adequacy) by an amount which Bank deems to be material, Bank shall from time to time notify Undersigned of the amount determined in good faith by Bank (which determination shall be conclusive absent manifest error) to be necessary to compensate Bank for such increase, reduction or imposition. Such amount shall be due and payable by Undersigned to Bank ten (10) business days after such notice is given.

2.  Default Rate; Late Charge. Upon the occurrence of any Event of Default (as defined below), at Bank’s option, interest shall accrue at a rate equal to two percent (2%) per annum above the Contractual Rate(s) specified (the “Default Rate”) until the earlier of (a) the date that such Event of Default has been cured, (b) until and including the date of maturity hereof. After maturity, whether by acceleration or otherwise, at Bank’s option, interest shall accrue at the Default Rate until all sums due hereunder are paid. Interest shall continue to accrue after the entry of judgment by confession or otherwise at the Default Rate until all sums due hereunder and/or under the judgment are paid.

If any payment (including without limitation any regularly scheduled payment, balloon payment and final payment) is not paid within 15 days after it is due, Undersigned will pay a late charge equal to 1% of the unpaid portion of the payment due, regardless of whether the payment due consists of principal and interest, principal only or interest only:

Such late charge shall be in addition to any increase made to the Contractual Rate(s) applicable to the outstanding balance hereof as a result of maturity of this Note or otherwise, as well as in addition to any other applicable fees, charges and costs.

3.  Payment of Interest. Undersigned shall pay accrued interest on the unpaid principal balance of this Note in arrears: (a) for the portion of advances bearing interest under the Prime Rate Option, on the last day of each calendar month during the term hereof commencing on [________, 2005], (b) for amounts hereunder bearing interest under the LIBOR Rate Option, (i) for Interest Periods of one, two or three months, on the LIBOR Rate Interest Payment Date for such advance, or (ii) for Interest Periods of six months, every three months and (c) for all advances, at maturity, whether by acceleration of this Note or otherwise, and after maturity, on demand until paid in full. All outstanding principal and accrued interest hereunder shall be due and payable in full on the Secondary Term Loan Maturity Date.

If any payment under this Note is due on a day which is not a business day under the laws of the State where Bank’s office indicated above is located, such payment shall be made on the next succeeding business day and such extended time shall be included in the computation of interest. Undersigned hereby authorizes Bank, upon prior written notice to Undersigned to charge any deposit account of Undersigned at Bank for any payment due. Payments received will be applied first to charges, fees and

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expenses (including attorneys’ fees), second to any accrued but unpaid interest and lastly to the unpaid installment of principal in the reverse order of their scheduled maturity.

4.  Payment of Principal. Principal shall be due and payable in fifty-nine (59) consecutive installments of in the amount of $14,166.66 each, commencing on [________, 2005] and continuing on the last day of each calendar month thereafter. Notwithstanding the foregoing, all outstanding principal and accrued interest shall be due and payable in full on the earliest of (a) [_______], 2010, (b) the Revolver Termination Date (as defined in the Credit Agreement) and (c) the date Bank ceases to be a Syndicate Lender (as defined in the Credit Agreement) under the Credit Agreement (such date, the “Secondary Term Loan Maturity Date”).

If any payment under this Note is due on a day which is not a business day under the laws of the State where Bank’s office indicated above is located, such payment shall be made on the next succeeding business day and such extended time shall be included in the computation of interest. Undersigned hereby authorizes Bank, upon prior written notice to Undersigned, to charge any deposit account of Undersigned at Bank for any payment due. Payments received will be applied first to charges, fees and expenses (including attorneys’ fees), second to any accrued but unpaid interest and lastly to the unpaid installment of principal in the reverse order of their scheduled maturity.

5.  Interest Rate Election. Subject to the terms and conditions of this Note, at the end of each interest period applicable to any amounts hereunder, Undersigned may renew the Rate Option applicable to such amounts or convert such amounts to a different Rate Option; provided that, during any period in which any Event of Default (as hereinafter defined) has occurred and is continuing, any amounts bearing interest under the LIBOR Rate Option shall, at Bank’s sole discretion, be converted at the end of the applicable LIBOR Interest Period to the Prime Rate Option and the LIBOR Rate Option will not be available to Undersigned with respect to the conversion or renewal of any other amounts until such Event of Default has been cured by Undersigned or waived by Bank. Undersigned shall notify Bank of each election of a Rate Option, each conversion from one Rate Option to another, the amount of the portions hereunder to be allocated to each Rate Option and where relevant the Interest Periods therefor. In the case of converting to the LIBOR Rate Option, such notice shall be given by 10:00 a.m. (New York time) not less than two (2) nor more than five (5) Business Days prior to the commencement of any Interest Period. If no Interest Period is specified in any such notice for an amount that is to bear interest under the LIBOR Rate Option, Undersigned shall be deemed to have selected a Interest Period of one month’s duration. If no notice of election, conversion or renewal is timely received by Bank with respect to any amount hereunder, Undersigned shall be deemed to have elected the Prime Rate Option therefor. Any such election shall be promptly confirmed in writing by such method as Bank may require.

6.  Covenants. Undersigned covenants and agrees that until all indebtedness evidenced hereby has been paid in full, Undersigned shall: (a) use the proceeds of the loan evidenced hereby only for the business purpose(s) specified in the Loan Agreement; (b) provide, upon request, financial or other information, documentation or certifications to Bank (including balance sheets and income statements), all in form and content reasonably satisfactory to Bank and (c) pay, upon demand by Bank, all amounts incurred by Bank in connection with any action or proceeding taken or commenced by Bank to enforce or collect this Note, including attorneys’ fees and costs and all costs of legal proceedings

7.  Prepayment. Undersigned may prepay, in whole or in part, without penalty, any advance which is accruing interest under the Prime Rate Option. If Undersigned prepays (whether voluntary, on default or otherwise) all or any part of any advance which is accruing interest at the LIBOR Rate Option on other than the last day of the Interest Period, as applicable, Undersigned shall pay to Bank, in addition to all

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other amounts due under this Note, the Prepayment Fee set forth herein. For LIBOR Rate Loans in connection with which Undersigned has or may incur Hedging Obligations, additional obligations may be associated with prepayment, in accordance with the terms and conditions of the applicable Hedging Contracts. Undersigned shall give Bank, no later than 10:00 a.m., New York City time, at least four (4) Business Days notice of any proposed prepayment, specifying the proposed date of payment and the principal amount to be paid. Each partial prepayment shall be in an integral multiple of $10,000 and accompanied by the payment of all charges outstanding on such loans and of all accrued interest on the principal repaid to the date of payment. Undersigned acknowledges that prepayment or acceleration of a LIBOR Rate Loan during an Interest Period shall result in Bank incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. Therefore, all full or partial prepayments of LIBOR Rate Loans shall be accompanied by, and Undersigned hereby promises to pay, on each date any such loan is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise, in addition to all other sums then owing, an amount (“Prepayment Fee”) determined by Bank pursuant to the following formula: (a) the then current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the end of the Interest Period, as to which prepayment is made, subtracted from (b) the LIBOR Lending Rate plus the applicable margin applicable to the LIBOR Rate Loan being prepaid. If the result of this calculation is zero or a negative number, then there shall be no Prepayment Fee. If the result of this calculation is a positive number, then the resulting percentage shall be multiplied by the amount of the loan being prepaid. The resulting amount shall be divided by: (i) 360 and multiplied by: (ii) the number of days remaining in the Interest Period as to which the prepayment is being made. Said amount shall be reduced to present value calculated by using the referenced United States Treasury securities rate and the number of days remaining on the Interest Period, as applicable, for the loan being prepaid. The resulting amount of these calculations shall be the Prepayment Fee.

8.  Indemnities. In addition to the Prepayment Fee, Undersigned agrees to reimburse Bank (without duplication) for any increase in the cost to Bank, or reduction in the amount of any sum receivable by Bank, in respect, or as a result of: (a) any conversion or repayment or prepayment of the principal amount of any LIBOR Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto; (b) any loans not being made as LIBOR Rate Loans in accordance with the borrowing request thereof; (c) any LIBOR Rate Loans not being continued as, or converted into, LIBOR Rate Loans in accordance with the continuation/conversion notice thereof, or (d) any costs associated with marking to market any Hedging Obligations that (in the reasonable determination of Bank) are required to be terminated as a result of any conversion, repayment or prepayment of the principal amount of any LIBOR Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto;

Bank shall promptly notify Undersigned in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate Bank for such increased cost or reduced amount. Such additional amounts shall be payable by Undersigned to Bank within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on Undersigned. Undersigned understands, agrees and acknowledges the following: (i) Bank does not have any obligation to purchase, sell and/or match funds in connection with the use of LIBOR Rate as a basis for calculating the rate of interest on a LIBOR Rate Loan, (ii) the LIBOR Rate may be used merely as a reference in determining such rate, and (iii) Undersigned has accepted the LIBOR Rate as a reasonable and fair basis for calculating such rate, the Prepayment Fee, and other funding losses incurred by Bank. Undersigned further agrees to pay the Prepayment Fee and other funding losses, if any, whether or not Bank elects to purchase, sell and/or match funds.

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9.  Taxes. All payments by Undersigned of principal of, and interest on, the LIBOR Rate Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by Bank’s net income or receipts (such non-excluded items being called “Taxes”). In the event that any withholding or deduction from any payment to be made by Undersigned hereunder is required in respect of any Taxes directly related to this Note pursuant to any applicable law, rule or regulation, then Undersigned will

(a)  pay directly to the relevant authority the full amount required to be so withheld or deducted;

(b)  promptly forward to Bank an official receipt or other documentation satisfactory to Bank evidencing such payment to such authority; and

(c)  pay to Bank such additional amount or amounts as is necessary to ensure that the net amount actually received by Bank will equal the full amount Bank would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against Bank with respect to any payment received by Bank hereunder, Bank may pay such Taxes and Undersigned will promptly pay such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by Bank after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount Bank would have received had not such Taxes been asserted.

If Undersigned fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Bank the required receipts or other required documentary evidence, Undersigned shall indemnify Bank for any incremental Taxes, interest or penalties that may become payable by Bank as a result of any such failure.

10.  Increased Costs. If on or after the date hereof the adoption of any applicable law, rule or regulation or guideline (whether or not having the force of law), or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

(a)  shall subject Bank to any tax, duty or other charge with respect to its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans, or shall change the basis of taxation of payments to Bank of the principal of or interest on its LIBOR Rate Loans or any other amounts due under this agreement in respect of its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans (except for the introduction of, or change in the rate of, tax on the overall net income of the Bank or franchise taxes, imposed by the jurisdiction (or any political subdivision or taxing authority thereof) under the laws of which Bank is organized or in which Bank’s principal executive office is located); or

(b)  shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System of the United States) against assets of, deposits with or for the account of, or credit extended by, Bank or shall impose on Bank or on the London interbank market any other condition affecting its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans;

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and the result of any of the foregoing is to increase the cost to Bank of making or maintaining any LIBOR Rate Loan, or to reduce the amount of any sum received or receivable by Bank under this Note with respect thereto, by an amount deemed by Bank to be material, then, within 15 days after demand by Bank, Undersigned shall pay to Bank such additional amount or amounts as will compensate Bank for such increased cost or reduction.

11.  Events of Default. The occurrence of any of the following shall constitute an “Event of Default” hereunder: (a) the nonpayment of any principal under this Note when due or the nonpayment of any interest, other indebtedness or other obligations under this Note within three (3) Business Days after the date when due; (b) the breach by any Obligor (defined as Undersigned and each surety or guarantor of any of Undersigned’s liabilities to Bank as well as any person or entity granting Bank a security interest in property to secure any indebtedness evidenced hereby) of any covenant or agreement contained in the Credit Documents, this Note, or in any separate security, guarantee or suretyship agreement between Bank and any Obligor, subject to any applicable notices or cure periods therein, the occurrence of any default hereunder or under the terms of any such agreement, or the discovery by Bank of any materially false or misleading representation made by any Obligor herein or in any such agreement or in any other information submitted to Bank by any Obligor; (c) any Event of Default (as defined in the Credit Agreement) under the Credit Agreement; (d) garnishment, tax assessment, attachment or taking by governmental authority or other creditor of any property of any Obligor which is in Bank’s possession or which constitutes security for any indebtedness evidenced hereby; or (e) the revocation, termination, cancellation, denial of liability, or the attempt of any of the foregoing, by any Obligor of any obligation or liability whatsoever of the Obligor to Bank, including without limitation any security, guarantee or suretyship agreement.

12.  Acceleration; Remedies. Upon the occurrence of any Event of Default: (a) all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of Bank, without any demand or notice whatsoever; and (b) Bank may immediately and without demand exercise any of its rights and remedies granted herein, under applicable law, or which it may otherwise have, against Undersigned or otherwise. Notwithstanding any provision to the contrary contained herein, upon the occurrence of an Event of Default as described in Section 7.1(g)(i) or 7.1(g)(ii) of the Credit Agreement, all amounts due under this Note, including without limitation the unpaid principal and interest hereof, shall become immediately due and payable, without any demand, notice, or further action by Bank whatsoever, and an action therefor shall immediately accrue.

13.  Bank’s Rights. Undersigned hereby authorizes Bank, and Bank shall have the continuing right, at its sole option and discretion, to: (a) do anything which Undersigned is required but fails to do hereunder, and in particular Bank may, if Undersigned fails to do so, obtain and pay any premiums payable on any policy of insurance required to be obtained or maintained hereunder; (b) subject to the terms and conditions of any security documents, if applicable, direct any insurer to make payment of any insurance proceeds including any returned or unearned premiums, directly to Bank, and apply such moneys to any indebtedness or other amount evidenced hereby in such order or fashion as Bank may elect; and (c) pay the proceeds of the loans evidenced by this Note to any or all of the Undersigned individually or jointly, or to such other persons as any of the Undersigned may direct and (d) add any amounts paid or incurred by Bank hereunder to the principal amount of the indebtedness evidenced by this Note

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14.  Definitions; Miscellaneous Provisions. (a) Undersigned waives protest of all commercial paper at any time held by Bank on which Undersigned is in any way liable, notice of nonpayment at maturity of any and all accounts, and (except where requested hereby) notice of action taken by Bank; and hereby ratifies and confirms whatever Bank may do. Bank shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise or delay in exercising any such right. (b) If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings of this Note are for convenience only and shall not in any way affect the meaning or construction of any provision hereof. (c) The rights and privileges of Bank contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Undersigned shall bind all heirs, personal representatives, successors and assigns. (d) This Note shall in all respects be governed by the laws of the Commonwealth of Pennsylvania (except to the extent that federal law governs). (e)“Undersigned” refers individually and collectively to all makers of this Note. Undersigned shall each be jointly and severally bound by the terms hereof.

[Signatures to Follow]

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Signatures

Witness the due execution hereof intending to be legally bound as of the date first written above.

Attest:	TASTY BAKING COMPANY

By:	By:
Name:	David S. Marberger
Title:	Senior Vice President

Attest:	TASTYKAKE INVESTMENT COMPANY

By:	By:
Name:	Eugene P. Malinowski
Title:	Treasurer

Attest:	TBC FINANCIAL SERVICES, INC.

By:	By:
Name:	Eugene P. Malinowski
Title:	Treasurer

Attest:	TASTY BAKING OXFORD, INC.

By:	By:
Name:	Eugene P. Malinowski
Title:	Treasurer

Each with an address at: 2801 Hunting Park Avenue Philadelphia, PA 19129-1306

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Mortgage Term Note

$2,150,000	[________, 2005]
FOR VALUE RECEIVED, and intending to be legally bound, Undersigned, as defined below, promises to pay Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank (“Bank”) or its order at 2001 Market Street, Suite 600, Philadelphia, Pennsylvania 19103, the sum of Two Million One Hundred Fifty Thousand Dollars ($2,150,000), with interest on the outstanding balance from the date of this Note (“Note”) at the rate(s) (“Contractual Rate(s)”) specified herein, all as provided below. This Note is issued in connection with a Loan Agreement dated as of September 13, 2005 (the “Loan Agreement”) between Undersigned and Bank, and the other agreements and documents executed in connection therewith or referred to therein, the terms of which are incorporated herein by reference and is secured by the collateral described therein (as amended, modified or renewed from time to time, collectively the “Credit Documents”). Capitalized Terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.

So long as Bank is the holder hereof, Bank’s books and records shall be presumed, except in the case of manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each advance and payment made pursuant hereto.

The prompt and faithful performance of all of Undersigned’s obligations hereunder, including without limitation time of payment, is of the essence of this Note.

Undersigned hereby grants to Bank a security interest in, lien upon, and right of setoff against, all deposit accounts, credits, securities, moneys, or other property of Undersigned which may at any time be in the possession of, delivered to, or owed by Bank, including any proceeds or returned or unearned premiums of insurance, and the proceeds of all the foregoing property.

1.  Interest Rate.  The amounts outstanding under this Note shall bear interest at the rate or rates set forth below as selected by Undersigned (each, a “Rate Option”):

(i)  Prime Rate Option. A rate per annum equal to the (A) the Prime Rate plus (B) the Applicable Margin (as defined in the Credit Agreement referred to in the Loan Agreement) for Base Rate Loans (as defined in the Credit Agreement). For purposes hereof, the term “Prime Rate” means a per annum rate of interest, calculated on a 365 or 366 day, as the case may be, basis but charged on the actual number of days elapsed, equal to the rate of interest announced from time to time by Bank as its Prime Rate which rate is not necessarily the lowest interest rate charged by the Bank for loans, such Prime Rate to change from time to time as of the effective date of each change in the Prime Rate. If and when the Prime Rate changes, the rate of interest with respect to any advance to which the Prime Rate Option applies will change automatically without notice to Undersigned, effective on the date of any such change. There are no required minimum interest periods for advances bearing interest under the Prime Rate Option.

(ii)  LIBOR Rate Option. A rate per annum equal to the sum of (A) the LIBOR Rate plus (B) the Applicable Margin for LIBOR Loans (as defined in the Credit Agreement) plus (C) fifteen (15) basis points (0.15%). Such rate per annum shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

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For purposes hereof, the following terms shall have the following meanings:

“Business Day” shall mean any day which is neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Philadelphia, Pennsylvania; (b) when such term is used to describe a day on which a borrowing, payment, prepaying, or repaying is to be made in respect of any LIBOR Rate Loan, any day which is: (i) neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in New York City; and (ii) a London Banking Day; and (c) when such term is used to describe a day on which an interest rate determination is to be made in respect of any LIBOR Rate Loan, any day which is a London Banking Day.

“Hedging Contracts” means, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, or any other agreements or arrangements entered into between Undersigned and Bank and designed to protect Undersigned against fluctuations in interest rates or currency exchange rates.

“Hedging Obligations” means, with respect to Undersigned, all liabilities of Undersigned to Bank under Hedging Contracts.

“Interest Period” means relative to any LIBOR Rate Loans initially, the period beginning on (and including) the date on which such LIBOR Rate Loan is made or continued as, or converted into, a LIBOR Rate Loan and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as Undersigned may select; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by Undersigned by irrevocable notice to Bank not less than two Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that (a) Undersigned shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than three (3) different dates; (b) Interest Periods commencing on the same date for LIBOR Rate Loans comprising part of the same advance under this agreement shall be of the same duration; (c) Interest Periods for LIBOR Rate Loans in connection with which Undersigned has or may incur Hedging Obligations with Bank shall be of the same duration as the relevant periods set under the applicable Hedging Contracts; (d) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day unless such day falls in the next calendar month, in which case such Interest Period shall end on the first preceding Business Day; and (e) no Interest Period may end later than the Initial Term Loan Maturity Date.

“LIBOR Lending Rate” means, relative to any LIBOR Rate Loan to be made, continued or maintained as, or converted into, a LIBOR Rate Loan for any Interest Period, a rate per annum determined pursuant to the following formula:

LIBOR Lending Rate = LIBOR Rate
                (1.00 - LIBOR Reserve Percentage)

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“LIBOR Rate” means relative to any Interest Period for LIBOR Rate Loans, the offered rate for deposits of U.S. Dollars in an amount approximately equal to the amount of the requested LIBOR Rate Loan for a term coextensive with the designated Interest Period which the British Bankers’ Association fixes as its LIBOR rate and which appears on the Telerate Page 3750 as of 11:00 a.m. London time on the day which is two London Banking Days prior to the beginning of such Interest Period.

“LIBOR Rate Interest Payment Date” means relative to any LIBOR Rate Loan, having an Interest Period of three months or less, the last Business Day of such Interest Period, and as to any LIBOR Rate Loan having an Interest Period longer than three months, each Business Day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

“LIBOR Rate Loan” means any loan or advance the rate of interest applicable to which is based upon the LIBOR Rate.

“LIBOR Reserve Percentage” means, relative to any day of any Interest Period for LIBOR Rate Loans, the maximum aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) under any regulations of the Board of Governors of the Federal Reserve System (the “Board”) or other governmental authority having jurisdiction with respect thereto as issued from time to time and then applicable to assets or liabilities consisting of “Eurocurrency Liabilities”, as currently defined in Regulation D of the Board, having a term approximately equal or comparable to such Interest Period.

“London Banking Day” means a day on which dealings in US dollar deposits are transacted in the London interbank market.

If Bank shall have determined in its reasonable discretion that (a) US dollar deposits in the relevant amount and for the relevant period are not available to Bank in the London interbank market; (b) by reason of circumstances affecting Bank in the London interbank, adequate means do not exist for ascertaining the LIBOR Rate applicable hereunder to LIBOR Rate Loans of any duration, or (c) LIBOR no longer adequately reflects Bank’s cost of funding loans, then, upon notice from Bank to Undersigned, the obligations of Bank hereunder to make or continue any loans as, or to convert any loans into, LIBOR Rate Loans of such duration shall forthwith be suspended until Bank shall notify Undersigned that the circumstances causing such suspension no longer exist. Thereafter, until Bank notifies Undersigned that the circumstances giving rise to such suspension no longer exist, (a) the availability of the LIBOR Rate Option shall be suspended, and (b) the interest rate for all advances then bearing interest under the LIBOR Rate Option shall be converted at the expiration of the then current Interest Period(s) to the Prime Rate Option. If Bank shall determine (which determination shall, upon notice thereof to Undersigned be conclusive and binding on Undersigned) that the introduction of or any change in or in the interpretation of any law, rule, regulation or guideline, (whether or not having the force of law) makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank to make, continue or maintain any LIBOR Rate Loan as, or to convert any loan into, a LIBOR Rate Loan of a certain duration, the obligations of Bank to make, continue, maintain or convert into any such LIBOR Rate Loans shall, upon such determination, forthwith be suspended until Bank shall notify Undersigned that the circumstances causing such suspension no longer exist, and all LIBOR Rate Loans of such type shall

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automatically convert to the Prime Rate Option at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

If any law, regulation, order, decree or guideline or interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof or compliance by Bank with any request or directive of any governmental authority (whether or not having the force of law) shall either impose, modify or deem applicable any capital adequacy or similar requirement against assets (funded or contingent) of, or credits or commitments to extend credit extended by Bank and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon Bank with respect to the Credit Documents, this Note, or the making, maintenance or funding of any part of the loans (or, in the case of capital adequacy or similar requirement, to have the effect of reducing the rate of return on Bank’s capital, taking into account Bank’s policies with regard to capital adequacy) by an amount which Bank deems to be material, Bank shall from time to time notify Undersigned of the amount determined in good faith by Bank (which determination shall be conclusive absent manifest error) to be necessary to compensate Bank for such increase, reduction or imposition. Such amount shall be due and payable by Undersigned to Bank ten (10) business days after such notice is given.

2.  Default Rate; Late Charge. Upon the occurrence of any Event of Default (as defined below), at Bank’s option, interest shall accrue at a rate equal to two percent (2%) per annum above the Contractual Rate(s) specified (the “Default Rate”) until the earlier of (a) the date that such Event of Default has been cured, (b) until and including the date of maturity hereof. After maturity, whether by acceleration or otherwise, at Bank’s option, interest shall accrue at the Default Rate until all sums due hereunder are paid. Interest shall continue to accrue after the entry of judgment by confession or otherwise at the Default Rate until all sums due hereunder and/or under the judgment are paid.

If any payment (including without limitation any regularly scheduled payment, balloon payment and final payment) is not paid within 15 days after it is due, Undersigned will pay a late charge equal to 1% of the unpaid portion of the payment due, regardless of whether the payment due consists of principal and interest, principal only or interest only:

Such late charge shall be in addition to any increase made to the Contractual Rate(s) applicable to the outstanding balance hereof as a result of maturity of this Note or otherwise, as well as in addition to any other applicable fees, charges and costs.

3.  Payment of Interest. Undersigned shall pay accrued interest on the unpaid principal balance of this Note in arrears: (a) for the portion of advances bearing interest under the Prime Rate Option, on the last day of each calendar month during the term hereof commencing on [___________, 2005], (b) for amounts hereunder bearing interest under the LIBOR Rate Option for Interest Periods of one, two, three or six months, on the LIBOR Rate Interest Payment Date for such advance and (c) for all advances, at maturity, whether by acceleration of this Note or otherwise, and after maturity, on demand until paid in full. All outstanding principal and accrued interest hereunder shall be due and payable in full on the Maturity Date.

If any payment under this Note is due on a day which is not a business day under the laws of the State where Bank’s office indicated above is located, such payment shall be made on the next succeeding business day and such extended time shall be included in the computation of interest. Undersigned hereby authorizes Bank, upon prior notice to Undersigned, to charge any deposit account of Undersigned at Bank for any payment due. Payments received will be applied first to charges, fees and expenses

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 (including attorneys’ fees), second to any accrued but unpaid interest and lastly to the unpaid installment of principal in the reverse order of their scheduled maturity.

4.  Payment of Principal. Principal shall be due and payable in one hundred nineteen (119) consecutive installments of in the amount of $8,958.34 each, commencing on [_________, 2005] and continuing on the last day of each calendar month thereafter. Notwithstanding the foregoing, all outstanding principal and accrued interest shall be due and payable in full on the earliest of (a) [_________, 2015], (b) the Revolver Termination Date (as defined in the Credit Agreement) and (c) the date the Bank ceases to be a Syndicate Lender under the Credit Agreement (such date, the “Maturity Date”).

If any payment under this Note is due on a day which is not a business day under the laws of the State where Bank’s office indicated above is located, such payment shall be made on the next succeeding business day and such extended time shall be included in the computation of interest. Undersigned hereby authorizes Bank, upon prior written notice to Undersigned, to charge any deposit account of Undersigned at Bank for any payment due. Payments received will be applied first to charges, fees and expenses (including attorneys’ fees), second to any accrued but unpaid interest and lastly to the unpaid installment of principal in the reverse order of their scheduled maturity.

5.  Interest Rate Election. Subject to the terms and conditions of this Note, at the end of each interest period applicable to any amounts hereunder, Undersigned may renew the Rate Option applicable to such amounts or convert such amounts to a different Rate Option; provided that, during any period in which any Event of Default (as hereinafter defined) has occurred and is continuing, any amounts bearing interest under the LIBOR Rate Option shall, at Bank’s sole discretion, be converted at the end of the applicable LIBOR Interest Period to the Prime Rate Option and the LIBOR Rate Option will not be available to Undersigned with respect to the conversion or renewal of any other amounts until such Event of Default has been cured by Undersigned or waived by Bank. Undersigned shall notify Bank of each election of a Rate Option, each conversion from one Rate Option to another, the amount of the portions hereunder to be allocated to each Rate Option and where relevant the Interest Periods therefor. In the case of converting to the LIBOR Rate Option, such notice shall be given by 10:00 a.m. (New York time) not less than two (2) nor more than five (5) Business Days prior to the commencement of any Interest Period. If no Interest Period is specified in any such notice for an amount that is to bear interest under the LIBOR Rate Option, Undersigned shall be deemed to have selected a Interest Period of one month’s duration. If no notice of election, conversion or renewal is timely received by Bank with respect to any amount hereunder, Undersigned shall be deemed to have elected the Prime Rate Option therefor. Any such election shall be promptly confirmed in writing by such method as Bank may require.

6.  Covenants. Undersigned covenants and agrees that until all indebtedness evidenced hereby has been paid in full, Undersigned shall: (a) use the proceeds of the loan evidenced hereby only for the business purpose(s) specified to Bank at or prior to the execution hereof; (b) promptly notify Bank in writing of any change in its or their residence, Chief Executive Office, place of business or state of incorporation or organization; (c) purchase and maintain policies of insurance (including flood insurance, if required) to protect against such risks and casualties, and in such amounts, as shall be required by Bank and/or applicable law, which policies shall (1) be in form and substance reasonably satisfactory to Bank, (2) at Bank's option, designate Bank as loss payee and/or as additional insured, and/or contain a lender's loss payable endorsement, and (3) be (or certificates evidencing same shall be) deposited with Bank; (d) provide, upon request, financial or other information, documentation or certifications to Bank (including balance sheets and income statements), all in form and content reasonably satisfactory to Bank; (e) pay, upon demand by Bank, (1) all costs and fees pertaining to the filing of any financing, continuation or termination statements, mortgages, satisfaction pieces, judgments and any other type of document which

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Bank deems reasonably necessary or desirable to be filed with regard to security interests which secure the indebtedness evidenced hereby, regardless of whether such security interests were granted by Undersigned, and (2) all reasonable and documented costs and expenses incurred by Bank in connection with any collateral securing this Note (including without limitation all advances made by Bank for taxes, levies, insurance, repairs to or maintenance of the collateral, appraisal or valuation of the collateral, and determination and monitoring of flood hazard status), regardless of whether such collateral is owned by Undersigned; and (f) pay, upon demand by Bank, all amounts incurred by Bank in connection with any action or proceeding taken or commenced by Bank to enforce or collect this Note, including attorneys' fees and costs and all costs of legal proceedings

7.  Prepayment. Undersigned may prepay, in whole or in part, without penalty, any advance which is accruing interest under the Prime Rate Option. If Undersigned prepays (whether voluntary, on default or otherwise) all or any part of any advance which is accruing interest at the LIBOR Rate Option on other than the last day of the Interest Period, as applicable, Undersigned shall pay to Bank, in addition to all other amounts due under this Note, the Prepayment Fee set forth herein. For LIBOR Rate Loans in connection with which Undersigned has or may incur Hedging Obligations, additional obligations may be associated with prepayment, in accordance with the terms and conditions of the applicable Hedging Contracts. Undersigned shall give Bank, no later than 10:00 a.m., New York City time, at least four (4) Business Days notice of any proposed prepayment, specifying the proposed date of payment and the principal amount to be paid. Each partial prepayment shall be in an integral multiple of $10,000 and accompanied by the payment of all charges outstanding on such loans and of all accrued interest on the principal repaid to the date of payment. Undersigned acknowledges that prepayment or acceleration of a LIBOR Rate Loan during an Interest Period shall result in Bank incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. Therefore, all full or partial prepayments of LIBOR Rate Loans shall be accompanied by, and Undersigned hereby promises to pay, on each date any such loan is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise, in addition to all other sums then owing, an amount (“Prepayment Fee”) determined by Bank pursuant to the following formula: (a) the then current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the end of the Interest Period, as to which prepayment is made, subtracted from (b) the LIBOR Lending Rate plus the applicable margin applicable to the LIBOR Rate Loan being prepaid. If the result of this calculation is zero or a negative number, then there shall be no Prepayment Fee. If the result of this calculation is a positive number, then the resulting percentage shall be multiplied by the amount of the loan being prepaid. The resulting amount shall be divided by: (i) 360 and multiplied by: (ii) the number of days remaining in the Interest Period as to which the prepayment is being made. Said amount shall be reduced to present value calculated by using the referenced United States Treasury securities rate and the number of days remaining on the Interest Period, as applicable, for the loan being prepaid. The resulting amount of these calculations shall be the Prepayment Fee.

8.  Indemnities. In addition to the Prepayment Fee, Undersigned agrees to reimburse Bank (without duplication) for any increase in the cost to Bank, or reduction in the amount of any sum receivable by Bank, in respect, or as a result of: (a) any conversion or repayment or prepayment of the principal amount of any LIBOR Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto; (b) any loans not being made as LIBOR Rate Loans in accordance with the borrowing request thereof; (c) any LIBOR Rate Loans not being continued as, or converted into, LIBOR Rate Loans in accordance with the continuation/conversion notice thereof, or (d) any costs associated with marking to market any Hedging Obligations that (in the reasonable determination of Bank) are required to be terminated as a result of any conversion, repayment or prepayment of the principal amount of any LIBOR Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto;

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Bank shall promptly notify Undersigned in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate Bank for such increased cost or reduced amount. Such additional amounts shall be payable by Undersigned to Bank within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on Undersigned. Undersigned understands, agrees and acknowledges the following: (i) Bank does not have any obligation to purchase, sell and/or match funds in connection with the use of LIBOR Rate as a basis for calculating the rate of interest on a LIBOR Rate Loan, (ii) the LIBOR Rate may be used merely as a reference in determining such rate, and (iii) Undersigned has accepted the LIBOR Rate as a reasonable and fair basis for calculating such rate, the Prepayment Fee, and other funding losses incurred by Bank. Undersigned further agrees to pay the Prepayment Fee and other funding losses, if any, whether or not Bank elects to purchase, sell and/or match funds.

9.  Taxes. All payments by Undersigned of principal of, and interest on, the LIBOR Rate Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by Bank’s net income or receipts (such non-excluded items being called “Taxes”). In the event that any withholding or deduction from any payment to be made by Undersigned hereunder is required in respect of any Taxes directly relating to this Note pursuant to any applicable law, rule or regulation, then Undersigned will

(a)  pay directly to the relevant authority the full amount required to be so withheld or deducted;

(b)  promptly forward to Bank an official receipt or other documentation satisfactory to Bank evidencing such payment to such authority; and

(c)  pay to Bank such additional amount or amounts as is necessary to ensure that the net amount actually received by Bank will equal the full amount Bank would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against Bank with respect to any payment received by Bank hereunder, Bank may pay such Taxes and Undersigned will promptly pay such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by Bank after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount Bank would have received had not such Taxes been asserted.

If Undersigned fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Bank the required receipts or other required documentary evidence, Undersigned shall indemnify Bank for any incremental Taxes, interest or penalties that may become payable by Bank as a result of any such failure.

10.  Increased Costs. If on or after the date hereof the adoption of any applicable law, rule or regulation or guideline (whether or not having the force of law), or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

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(a)  shall subject Bank to any tax, duty or other charge with respect to its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans, or shall change the basis of taxation of payments to Bank of the principal of or interest on its LIBOR Rate Loans or any other amounts due under this agreement in respect of its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans (except for the introduction of, or change in the rate of, tax on the overall net income of the Bank or franchise taxes, imposed by the jurisdiction (or any political subdivision or taxing authority thereof) under the laws of which Bank is organized or in which Bank’s principal executive office is located); or

(b)  shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System of the United States) against assets of, deposits with or for the account of, or credit extended by, Bank or shall impose on Bank or on the London interbank market any other condition affecting its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans;

and the result of any of the foregoing is to increase the cost to Bank of making or maintaining any LIBOR Rate Loan, or to reduce the amount of any sum received or receivable by Bank under this Note with respect thereto, by an amount deemed by Bank to be material, then, within 15 days after demand by Bank, Undersigned shall pay to Bank such additional amount or amounts as will compensate Bank for such increased cost or reduction.

11.  Events of Default. The occurrence of any of the following shall constitute an “Event of Default” hereunder: (a) the nonpayment of any principal under this Note when due or the nonpayment of any interest, other indebtedness or other obligations under this Note within three (3) Business Days after the date when due; (b) the breach by any Obligor (defined as Undersigned and each surety or guarantor of any of Undersigned’s liabilities to Bank as well as any person or entity granting Bank a security interest in property to secure any indebtedness evidenced hereby) of any covenant or agreement contained in the Credit Documents, this Note, or in any separate security, guarantee or suretyship agreement between Bank and any Obligor, subject to any applicable notices or cure periods therein, the occurrence of any default hereunder or under the terms of such agreement, or the discovery by Bank of any materially false or misleading representation made by any Obligor herein or in any such agreement or in any other information submitted to Bank by any Obligor; (c) any Event of Default (as defined in the Credit Agreement) under the Credit Agreement; (d) material default by any Obligor under the terms of any lease of or mortgage on the premises where any property securing the indebtedness evidenced by this Note is located; (e)garnishment, tax assessment, attachment or taking by governmental authority or other creditor of any property of any Obligor which is in Bank’s possession or which constitutes security for any indebtedness evidenced hereby; or (f) the revocation, termination, cancellation, denial of liability, or the attempt of any of the foregoing, by any Obligor of any obligation or liability whatsoever of the Obligor to Bank, including without limitation any security, guarantee or suretyship agreement.

12.  Acceleration; Remedies. Upon the occurrence of any Event of Default: (a) all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of Bank, without any demand or notice whatsoever; and (b) Bank may immediately and without demand exercise any of its rights and remedies granted herein, under applicable law, or which it may otherwise have, against Undersigned or otherwise. Notwithstanding any provision to the contrary contained herein, upon the occurrence of an Event of Default as described in Section 7.1(g)(i) or 7.1(g)(ii) of the Credit Agreement, all amounts due under this Note, including without limitation the unpaid principal and interest hereof, shall become immediately due and payable, without any demand, notice, or further action by Bank whatsoever, and an action therefor shall immediately accrue.

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13.  Bank’s Rights. Undersigned hereby authorizes Bank, and Bank shall have the continuing right, at its sole option and discretion upon prior notice to Undersigned, to: (a) do anything which Undersigned is required but fails to do hereunder, and in particular Bank may, if Undersigned fails to do so, obtain and pay any premiums payable on any policy of insurance required to be obtained or maintained hereunder; (b) subject to the terms and conditions of the Mortgage, direct any insurer to make payment of any insurance proceeds including any returned or unearned premiums, directly to Bank, and apply such moneys to any indebtedness or other amount evidenced hereby in such order or fashion as Bank may elect; and (c) pay the proceeds of the loans evidenced by this Note to any or all of the Undersigned individually or jointly, or to such other persons as any of the Undersigned may direct and (d) add any amounts paid or incurred by Bank hereunder to the principal amount of the indebtedness evidenced by this Note

14.  Definitions; Miscellaneous Provisions. (a) Undersigned waives protest of all commercial paper at any time held by Bank on which Undersigned is in any way liable, notice of nonpayment at maturity of any and all accounts, and (except where requested hereby) notice of action taken by Bank; and hereby ratifies and confirms whatever Bank may do. Bank shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise or delay in exercising any such right. (b)  If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings of this Note are for convenience only and shall not in any way affect the meaning or construction of any provision hereof. (c) The rights and privileges of Bank contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Undersigned shall bind all heirs, personal representatives, successors and assigns. (d) This Note shall in all respects be governed by the laws of the Commonwealth of Pennsylvania (except to the extent that federal law governs). (e)Undersigned hereby irrevocably appoints Bank and each holder hereof as Undersigned's attorney-in-fact to endorse Undersigned's name to any draft or check which may be payable to Undersigned in order to collect the proceeds of any insurance or any returned or unearned premiums in respect of any policies of insurance required to be maintained hereunder. Undersigned hereby acknowledges that this appointment of Bank and each holder hereof as attorney-in-fact is irrevocable and is coupled with an interest. (f)Undersigned assigns to Bank all moneys which may become payable on any policy of insurance required to be maintained under this Note, including any returned or unearned premiums. (g)"Chief Executive Office" means the place from which the main part of the business operations of an entity is managed. (h)“Undersigned” refers individually and collectively to all makers of this Note. Undersigned shall each be jointly and severally bound by the terms hereof.

[Signatures to Follow]

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Signatures

Witness the due execution hereof intending to be legally bound as of the date first written above.

Attest:	TASTY BAKING COMPANY

By:	By:
Name:	David S. Marberger
Title:	Senior Vice President

Attest:	TASTYKAKE INVESTMENT COMPANY

By:	By:
Name:	Eugene P. Malinowski
Title:	Treasurer

Attest:	TBC FINANCIAL SERVICES, INC.

By:	By:
Name:	Eugene P. Malinowski
Title:	Treasurer

Attest:	TASTY BAKING OXFORD, INC.

By:	By:
Name:	Eugene P. Malinowski
Title:	Treasurer

Each with an address at: 2801 Hunting Park Avenue Philadelphia, PA 19129-1306

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Mortgage
Pennsylvania - Commercial Property

This Mortgage is made this ___ day of [_________, 2005], by and from [___________], a [___________], with a business address at 2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19103 (hereinafter called “Mortgagor”) to Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, with a business address at 2001 Market Street, Suite 600, Philadelphia, Pennsylvania 19103 (hereinafter called “Mortgagee”). As used herein, the term “Mortgagor” refers individually and collectively to all Mortgagors, and all such persons shall be jointly and severally bound by the terms hereof.

Whereas, Mortgagor, _______, ________, ________ and ________ and Mortgagee entered into Loan Agreement dated September 13, 2005 (the “Loan Agreement”) pursuant to which Mortgagee has made the Mortgage Term Loan (as defined in the Loan Agreement) to Mortgagor evidenced by the Mortgage Term Note dated as of even date herewith (the “Note”), which Note states a principal sum of Two Million One Hundred Fifty Thousand Dollars ($2,150,000) and evidences the Borrowers’ (as defined in the Loan Agreement) obligation to repay the loan made pursuant to the Note;

NOW, THEREFORE, to secure the payment of all sums due or which may become due under said Note and all other obligations (including Hedge Obligations (as defined in the Note)), debts, dues, instruments, liabilities, advances, judgments, damages, losses, claims, contracts and choses in action, of whatever nature and however arising, owed to Mortgagee from Mortgagor under such Note, past, present or future, direct or indirect, absolute or contingent, voluntary or involuntary, now due or to become due, and any and all extensions or renewals thereof in whole or in part, whether owed by Mortgagor as drawer, maker, endorser, assignor, guarantor, surety, or otherwise, excepting those obligations (other than the obligations evidenced by the Note) subject to the disclosure requirements of Federal Reserve Board Regulation Z, 12 C.F.R. Section 226.1 et seq. (all of such obligations secured hereby, hereinafter called the “Obligations”), as well as to secure Mortgagor’s performance under this Mortgage, Mortgagor by these presents, intending to be legally bound, does grant, bargain, sell, convey and mortgage unto Mortgagee, its successors and assigns, the following property (the “Mortgaged Property”)

All those certain tracts of land situated in Philadelphia County, Pennsylvania and more particularly described in Exhibit “A”, attached hereto and made a part hereof (the “Land”);

The buildings and improvements, streets, lanes, alleys, passages, ways, waters, watercourses, rights, liberties, privileges, hereditaments and appurtenances whatsoever thereunto belonging, or in any way appertaining (together with the Land, the “Real Estate”) and the reversions and remainders, rents, issues and profits thereof; and

All Goods, including without limitation, Fixtures and Accessions, attached to or installed in or upon, the Real Estate or any plant or business situated thereon; all As-Extracted Collateral arising from the Land; all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, tenant lists, data storage and processing media, Software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or property manager; and all Proceeds of any of the above-described property. Capitalized terms contained in this paragraph without definition shall have the meanings ascribed to them in revised Article 9 of the Uniform Commercial Code as enacted by the Commonwealth of Pennsylvania and as amended from time to time (the “UCC”).

To Have And To Hold same unto the said Mortgagee, its successors and assigns, Forever.

Provided, However, that if the Obligations are paid in full, then the estate hereby granted shall be discharged.

Mortgagor represents, warrants, covenants and agrees that:

First:  This Mortgage is also a security agreement under the UCC. Mortgagor grants, and Mortgagee shall have and may enforce, a security interest in all those property interests included in the Mortgaged Property which may be “personal property” to secure payment and performance of all Obligations. The recordation of this Mortgage shall also constitute a fixture filing in accordance with the provisions of the UCC. Mortgagor agrees to cooperate and join, at its expense, with Mortgagee in taking such steps as are necessary, in Mortgagee’s judgment, to perfect or continue the perfected status of the security interest granted hereunder, including, without limitation, the execution and delivery of financing statements, amendments thereto, and continuation statements. Mortgagee may, at any time and from time to time, file financing statements, continuation statements and amendments thereto that describe the Mortgaged Property and which contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Mortgagor is an organization, the type of organization and any organization identification number issued to Mortgagor. Mortgagor irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such financing statements, continuation statements and amendments. Inasmuch as the parties intend that this Mortgage shall, among other things, constitute a fixture filing, the parties declare that Mortgagor is the debtor with an address as set forth below Mortgagor’s signature, Mortgagee is the secured party with an address as set forth below, and the collateral shall constitute all Fixtures attached to the Real Estate.

Second:  Mortgagor will keep and perform all of the covenants and agreements contained herein.

Third:  Without prior written consent of Mortgagee, which consent may be withheld for any reason, Mortgagor shall not transfer, encumber or change legal or equitable title, ownership or control of all or part of the Mortgaged Property by sale, lease, mortgage, stock transfer, transfer of other ownership interests, operation of law or in any other manner, whether voluntarily or involuntarily. It is further understood and agreed that, if Mortgagee consents to any such transfer, Mortgagee may impose as a condition of such consent any condition which Mortgagee, in its sole judgment, deems appropriate.

Fourth:  Mortgagor warrants that it owns fee simple title to the Mortgaged Property free and clear of all liens, claims and encumbrances except as set forth on Exhibit B hereto (“Permitted Encumbrances”), and that it has full right and authority to grant this Mortgage and to perform its obligations hereunder. Mortgagor covenants that the Mortgaged Property shall continue to be held free and clear of all liens, claims and encumbrances other than Permitted Encumbrances.

Fifth:  Mortgagor will pay when due all taxes, assessments, levies and other charges on or against the Mortgaged Property (“Taxes”) which may attain priority over the lien of this Mortgage. If Mortgagor fails to do so, Mortgagee at its sole option may elect to pay such taxes, assessments, levies or other charges. At Mortgagee’s request, Mortgagor shall deliver written evidence of all such payments to Mortgagee. Notwithstanding the foregoing, Mortgagor may contest in good faith by appropriate legal proceedings the imposition or assessment of any such Taxes as long as such contest does not impair the lien of this Mortgage and Mortgagor has set aside adequate reserves with respect thereto.

Sixth:  Mortgagor shall keep the Mortgaged Property in good repair, excepting only reasonable wear and tear. Mortgagor will permit Mortgagee’s authorized representatives to enter upon the Mortgaged Property at any reasonable time for the purpose of inspecting the condition of the Mortgaged Property. Without the prior written consent of Mortgagee, Mortgagor will not permit removal or demolition of improvements now or hereafter erected on the Mortgaged Property, nor will Mortgagor permit waste of the Mortgaged Property or alteration of improvements now or hereafter erected on the Mortgaged Property which would adversely affect its market value as determined by Mortgagee.

Seventh:  In addition to the covenants and agreements made elsewhere in this Mortgage, Mortgagor further covenants and agrees with Mortgagee as follows:

(a)  Except as previously disclosed by Mortgagor to Mortgagee in writing, the Mortgaged Property is and will continue to be free of Hazardous Substances (as hereinafter defined), the presence of which Mortgagor is required to report to any federal, state or local agency or entity or the presence of which is prohibited by any Environmental Law (as hereinafter defined);

(b)  Except as previously disclosed by Mortgagor to Mortgagee in writing, the ownership, operation or use of the Mortgaged Property by Mortgagor or Mortgagor’s tenant(s), as the case may be, does not require as of the date hereof, nor in the future will require, the handling, storage, location or discharge of Hazardous Substances in, on or under the Mortgaged Property, the presence of which Mortgagor or Mortgagor’s tenant(s) is required to report to any federal, state or local agency or entity or the presence of which is prohibited by any Environmental Law;

(c)  Mortgagor and Mortgagor’s tenant(s), if any, at all times have operated and maintained the Mortgaged Property, and at all times will continue to operate and maintain the Mortgaged Property, in material compliance with all Environmental Laws and Environmental Permits (as hereinafter defined);

(d)  Except as previously disclosed by Mortgagor to Mortgagee in writing, no pending or threatened proceeding, suit, investigation, allegation, or inquiry exists regarding any alleged violation of Environmental Laws or Environmental Permits with respect to the Mortgaged Property or of any alleged obligation to cleanup or remediate any Hazardous Substance in, on or under the Mortgaged Property, and Mortgagor shall notify Mortgagee within five (5) business days in writing upon becoming aware hereafter of any such proceeding, suit, investigation, allegation, or inquiry, setting forth the details thereof;

(e)  To the best of Mortgagor’s knowledge there does not exist, nor will Mortgagor permit to exist, any event or condition on or with respect to the Mortgaged Property that requires or is likely to require Mortgagor under any Environmental Law to pay or expend funds by way of fines, judgments, damages, cleanup, remediation or the like; provided, however, that Mortgagor shall notify Mortgagee promptly in writing upon becoming aware hereafter of any such event or condition; and

(f)  Upon request by Mortgagee, Mortgagor shall provide (at Mortgagor’s cost) certifications, documentation, copies of pleadings and other information regarding the above, all in form and content reasonably satisfactory to Mortgagee.

Eighth:  Mortgagee and its agents and representatives shall have the right at any time (whether or not any Event of Default (as defined herein) has occurred, or if any of the Obligations is payable on demand, whether or not such demand has been made) and at its sole option and discretion, without notice, to enter and visit the Mortgaged Property for the purposes of observing the Mortgaged Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Mortgaged Property, all at the cost of Mortgagor. Mortgagee is under no duty, however, to visit or observe the Mortgaged Property or to conduct tests, and any such acts by Mortgagee shall be solely for the purposes of protecting its security interests and preserving Mortgagee’s rights under the Note and other documents executed and delivered in connection with the Note. No site visit, observation, or testing by Mortgagee shall result in a waiver of any default of Mortgagor or impose any liability on Mortgagee. In no event shall any site visit, observation, or testing by Mortgagee be a representation that Hazardous Substances are or are not present in, on, or under the Mortgaged Property, or that there has been or shall be compliance with any Environmental Law. Neither Mortgagor nor any other party is entitled to rely on any site visit, observation, or testing by Mortgagee, nor on any statements, representations, or any other comments made by Mortgagee to Mortgagor or any other party with respect to any Hazardous Substances or any other adverse condition affecting the Mortgaged Property. Mortgagee owes no duty of care to protect Mortgagor or any other party against, or to inform Mortgagor or any other party of, any Hazardous Substances or any other adverse condition affecting the Mortgaged Property. Mortgagee shall not be obligated to disclose to Mortgagor or any other party any report or findings made as a result of, or in connection with, any site visit, observation, or testing by Mortgagee.

Ninth:  Except to the extent arising from the gross negligence or willful misconduct of Mortgagee or its officers, directors, employees and agents, Mortgagor shall indemnify, defend and hold harmless Mortgagee, its employees, agents, officers and directors from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of any kind whatsoever, including but not limited to, reasonable attorneys’ fees, all fees of environmental consultants and laboratory costs, arising out of or in any way relating to: (a) the release or threatened release, disposal or existence of any Hazardous Substances, on or affecting the Mortgaged Property; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substances; (c) any lawsuit brought or threatened, settlement reached or governmental order issued relating to Hazardous Substances with respect to the Mortgaged Property; (d) any violation or alleged violation of laws, permits, licenses, orders, regulations, requirements or demands of government authorities or any policies or requirements of Mortgagee, which are based upon or in any way related to Hazardous Substances; or (e) the breach of any warranty, representation or covenant of Mortgagor contained herein or in any related loan document. This indemnity shall survive repayment of any Obligations or any judicial foreclosure, foreclosure by power of sale, deed-in-lieu of foreclosure, or transfer of the Mortgaged Property by Mortgagor or Mortgagee.

The liability covered by these indemnity provisions shall include, but not be limited to, losses sustained by Mortgagee and/or any of its successors and assigns for: (a) amounts owing as Obligations including diminution in value of the Mortgaged Property, (b) amounts arising out of personal injury or death claims, (c) amounts charged to Mortgagee for any environmental or Hazardous Substances clean up costs and expenses, liens, or other such charges or impositions, (d) payment for reasonable attorneys’ fees and disbursements, expert witness fees, court costs, environmental tests and design studies, and (e) any other amounts expended by Mortgagee or its successors and assigns in connection with the subject matter of Paragraphs Seventh, Eighth and Ninth.

Tenth:  Mortgagor shall keep the Mortgaged Property insured against loss by fire, all other hazards contemplated by the term “extended coverage”, and such other risks and hazards as Mortgagee shall reasonably require, in such amounts as Mortgagee shall require, but never less than the amount required to pay the Obligations secured hereby. Mortgagor will purchase flood insurance as and to the extent required by law. The insurer or insurers will be chosen by Mortgagor, subject to approval by Mortgagee; and approval shall not be unreasonably withheld. All insurance policies shall contain mortgagee and loss payable clauses in favor of Mortgagee and shall be cancelable by the insurer only after prior written notice by the insurer to Mortgagee. Mortgagor shall deliver written evidence of all such insurance to Mortgagee.

If Mortgagor fails to obtain and keep in force any required insurance or fails to pay the premiums on such insurance, Mortgagee at its sole option may elect to do so. In the event of loss, Mortgagor shall give prompt notice to the insurer and Mortgagee. Mortgagee at its option may elect to make proof of loss if Mortgagor does not do so promptly, and to take any action it deems necessary to preserve Mortgagor’s or Mortgagee’s rights under any insurance policy.

Insurance proceeds shall be applied to restoration or repair of the Mortgaged Property or to reduction of the Obligations, as Mortgagee may determine in its sole but reasonable discretion. Mortgagor hereby appoints Mortgagee and its successors and assigns as Mortgagor’s attorney-in-fact to endorse Mortgagor’s name to any draft or check which may be payable to Mortgagor in order to collect such insurance proceeds; provided so long as no Event or Default exists, if the insurance proceeds are in an amount sufficient to restore the Mortgaged Property, as determined by the Mortgagee in its reasonable discretion, and a substantial portion of the business activity conducted on the Mortgaged Property prior to the casualty event can be conducted on the Mortgage Property during such restoration, as determined by Mortagee in its reasonable discretion, Mortgagee shall apply such insurance proceeds to such restoration.

Eleventh:  Mortgagor hereby agrees to repay to Mortgagee on demand all sums which Mortgagee has elected to pay under Paragraphs Fifth and/or Tenth, and any costs which Mortgagee has incurred in taking actions permitted by Paragraph Eighth with interest thereon at a per annum rate equal to the Contractual Rate(s) (as that term is defined in the Note), if any; and all such sums, as well as any amounts for which Mortgagor has agreed to indemnify Mortgagee under Paragraph Ninth, shall, together with interest thereon, until repaid to Mortgagee, be part of the Obligations and be secured hereby.

Twelfth:  Mortgagor hereby assigns to Mortgagee all proceeds of any award in connection with any condemnation or other taking of the Mortgaged Property or any part thereof, or payment for conveyance in lieu of condemnation.

Thirteenth:  Reserved.

Fourteenth:  In order to further secure Mortgagee in the Event of Default, Mortgagor hereby assigns and transfers to Mortgagee, its successors and assigns, any and all leases on the Mortgaged Property or any part thereof, now existing or which may hereafter be made at any time, together with any and all rents, issues and profits arising from the Mortgaged Property under said leases or otherwise, without obligation of Mortgagee to perform or discharge any obligation, duty or liability under such leases, but with full authorization to collect all rents under the leases or otherwise and to take possession of and rent the Mortgaged Property after an Event of Default. Mortgagor covenants not to accept the payment of any rent paid more than thirty (30) days in advance.

Fifteenth:  The occurrence of any of the following shall constitute an “Event of Default” hereunder: (a) Mortgagor breaches any covenant or agreement contained herein, in the Loan Agreement or any of the Credit Documents (as defined in the Notes) subject to the applicable notices or cure periods; or (b) any representation or warranty contained herein or in the Credit Documents or otherwise made by Mortgagor in connection with this Mortgage or any of the Obligations proves to be false or misleading in any material respect; or (c) there occurs an Event of Default under the Credit Documents or any agreement evidencing, securing or otherwise executed and delivered by Mortgagor in connection with the Obligations or any portion thereof; or (d) there occurs an Event of Default for non-payment under the terms of any other mortgage or other instrument creating a lien on the Mortgaged Property (whether or not such lien is in favor of Mortgagee); or (e) a holder of any lien encumbering the Mortgaged Property or any portion thereof (whether such lien is junior or superior to the lien of this Mortgage) commences a foreclosure or any other proceeding to execute on such lien; or (f) Mortgagor fails to pay when due, any amount owing by Mortgagor pursuant to the terms hereof and such failure continues for 30 days after written notice thereof by Mortgagee to Mortgagor, then in addition to exercising any rights which Mortgagee may have under the terms of any agreement securing repayment of, or relating to, any portion of the Obligations, or otherwise provided by law, Mortgagee may foreclose upon the Mortgaged Property by appropriate legal proceedings and sell the Mortgaged Property for the collection of the Obligations, together with costs of suit and attorneys’ fees. Mortgagor hereby forever waives and releases all errors in the said proceedings, waives stay of execution, the right of inquisition and extension of time of payment, agrees to condemnation of any property levied upon by virtue of any such execution, and waives all exemptions from levy and sale of any property that now is or hereafter may be exempted by law.

Sixteenth:  The rights and remedies of Mortgagee as provided herein, or in any other agreement securing repayment of, or relating to, any portion of the Obligations, or otherwise provided by law, shall be cumulative and may be pursued singly, concurrently, or successively in Mortgagee’s sole discretion, and may be exercised as often as necessary; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

Seventeenth:  As used in this Mortgage: (a) “Environmental Law” means any federal, state or local environmental law, statute, regulation, rule, ordinance, court or administrative order or decree, or private agreement or interpretation, now or hereafter in existence, relating to the use, handling, collection, storage, treatment, disposal or otherwise of Hazardous Substances, or in any way relating to pollution or protection of the environment, including but not limited to: the Clean Air Act, 42 U.S.C. 7401 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. 1801 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. 136 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C. 2601 et seq.; all as amended. (b) “Environmental Permit” means any federal, state or local permit, license or authorization issued under or in connection with any Environmental Law. (c) “Hazardous Substances” includes petroleum and petroleum products, radioactive materials, asbestos or any materials or substances defined as or included in the definition of “hazardous wastes”, “hazardous substances”, “hazardous materials”, “toxic substances”, “hazardous air pollutants”, and “toxic pollutants”, as those terms are used in any Environmental Law, including any state or federal law or local ordinance relating to hazardous substances now or hereafter in existence, and in any regulations promulgated or may be promulgated thereunder.

Eighteenth:  Mortgagee, without notice to Mortgagor, may deal with the Obligations and any collateral security therefor in such manner as Mortgagee may deem advisable and may accept partial payment for or settle, release, or compromise the Obligations, may substitute or release any collateral security, and may release and discharge from liability Mortgagor, all without impairing the estate granted hereby or the Obligations of Mortgagor hereunder.

Nineteenth:  The covenants, conditions and agreements contained herein shall bind the heirs, personal representatives, successors and assigns of Mortgagor, and the rights and privileges contained herein shall inure to the successors and assigns of Mortgagee.

Twentieth:  Mortgagor hereby agrees that all costs of suit and attorneys’ fees, as described in Paragraph Fifteenth, shall be secured hereby.

Twenty-first:   The formal and essential validity hereof shall be governed in all respects by the laws of the Commonwealth Pennsylvania. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Mortgage shall be construed as if the invalid or unenforceable provision had never been part of it.

Twenty-second:   If any amount advanced under the Note was used to purchase the Mortgaged Property, then it is intended that this Mortgage be a Purchase Money Mortgage under the provisions of 42 PA. C.S.A. § 8141.

Twenty-third:  FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY UPON THE OCCURRENCE OF ANY EVENT SPECIFIED IN CLAUSES (a) - (f) OF PARAGRAPH FIFTEENTH HEREOF, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO CONFESS JUDGMENT IN EJECTMENT AND CONFESS JUDGMENT FOR RECOVERY OF POSSESSION OF THE MORTGAGED PROPERTY AND TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR, AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR IN FAVOR OF MORTGAGEE FOR RECOVERY BY MORTGAGEE OF POSSESSION THEREOF, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME OCCURRENCE OR ANY OTHER OCCURRENCE TO BRING ONE OR MORE FURTHER ACTIONS TO CONFESS JUDGMENT IN EJECTMENT AND CONFESS JUDGMENT FOR RECOVERY OF POSSESSION OF THE MORTGAGED PROPERTY. MORTGAGEE MAY BRING AN ACTION TO CONFESS JUDGMENT IN EJECTMENT AND TO CONFESS JUDGMENT FOR RECOVERY OF POSSESSION OF THE MORTGAGED PROPERTY BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR TO ENFORCE ANY OF THE OBLIGATIONS, OR AFTER ENTRY OF JUDGMENT THEREON OR ON ANY OF THE OBLIGATIONS, OR AFTER A SHERIFF’S SALE OF THE MORTGAGED PROPERTY IN WHICH MORTGAGEE IS THE SUCCESSFUL BIDDER, IT BEING THE UNDERSTANDING OF THE PARTIES THAT THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR OBTAINING POSSESSION IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THIS MORTGAGE, AND SHALL SURVIVE ANY EXECUTION SALE TO MORTGAGEE.

BY AGREEING THAT MORTGAGEE MAY CONFESS JUDGMENT HEREUNDER MORTGAGOR, FOR ITSELF AND ANY OTHER PERSONS OR ENTITIES NOW OR HEREAFTER IN POSSESSION OF ALL OR ANY PART OF THE MORTGAGED PROPERTY, WAIVES THE RIGHT TO NOTICE IN A PRIOR JUDICIAL PROCEEDING TO DETERMINE THEIR RIGHTS AND LIABILITIES AND THE OPPORTUNITY TO RAISE ANY DEFENSE, SET OFF, COUNTERCLAIM OR OTHER CLAIM AGAINST SUCH ACTION BY MORTGAGEE.

Twenty-fourth:  THIS MORTGAGE CONTAINS A POWER OF ATTORNEY COUPLED WITH AN INTEREST AND IS FOR THE MORTGAGEE. THIS MORTGAGE IS BEING EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL TRANSACTION FOR BUSINESS PURPOSES AND NOT PRIMARILY FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. MORTGAGEE, AS AGENT FOR MORTGAGOR UNDER THE POWER OF ATTORNEY, IS NOT A FIDUCIARY FOR THE MORTGAGOR. MORTGAGEE, IN EXERCISING ANY OF ITS RIGHTS OR POWERS PURSUANT TO THE POWER OF ATTORNEY, MAY DO SO FOR THE SOLE BENEFIT OF MORTGAGEE AND NOT FOR MORTGAGOR. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE PROVISIONS OF TITLE 20, PENNSYLVANIA CONSOLIDATED STATUTES, SECTION 5601 ET SEQ. AS AMENDED (SPECIFICALLY INCLUDING ACT 39 OF 1999) SHALL NOT BE APPLICABLE TO ANY POWER OF ATTORNEY CONTAINED IN THIS MORTGAGE.

Signatures
Witness the due execution hereof.

x
By:

x
x
By:

Business Address:

Certificate of Residence of Mortgagee
Citizens Bank of Pennsylvania, Mortgagee within named, hereby certifies that it has a place of business at 2001 Market Street, Suite 600, Philadelphia, PA 19103, Attention: Legal Department.
By:

x

Notarization (Corporation)

Commonwealth of Pennsylvania

County of Philadelphia

On the _____________ day of _____________________________________, before me personally came ____________________________________________________, who being duly sworn, did acknowledge ______________ to be the ______________________ of ______________________________________, a ___________________________, and that ______________________ as such ___________________, being authorized to do so, executed the foregoing instrument on behalf of said _______________________ for the purpose therein contained. In testimony whereof, I have hereunto subscribed my name.

My Commission Expires:	Notary Public
x

Recorder’s Acknowledgment
Commonwealth of Pennsylvania	)
	)	SS.
County of	)

Recorded in the Office of the Recorder of Deeds in and for said County on the __________ day of ______________________________, in Mortgage Book Volume ______________, Page _____________.

Witness my hand and the seal of said office the day and year aforesaid.
Recorder

x

From:	[Insert]

To:

Citizens Bank of Pennsylvania

Recorder mail to:
Two Commerce Square
2001 Market Street, 6th Floor
Philadelphia, PA 19103-7053
Attn: Mark A. Bomberger

Mortgage Exhibit A

This Exhibit A refers to that certain Mortgage dated [__________, 2005] from [___________] Mortgagor(s) to Citizens Bank of Pennsylvania, as Mortgagee:

Mortgage Exhibit B
Permitted Encumbrances